AGREEMENT OF SALE

by and among

BARTON’S CROSSING LP, a Delaware limited partnership
MAGAZINE CARLYLE STATION LP, a Delaware limited partnership
MAGAZINE FOX RUN LP, a Delaware limited partnership
MAGAZINE GLEN LP, a Delaware limited partnership
MAGAZINE LIONSGATE LP, a Delaware limited partnership
MAGAZINE VILLAGE AT MCNAIR FARMS LP, a Delaware limited partnership
MAGAZINE WATKINS STATION LP, a Delaware Limited Partnership
“Seller”

and

WASHINGTON REAL ESTATE INVESTMENT TRUST,
a Maryland real estate investment trust
“Buyer”

i

EXHIBIT LIST
EXHIBIT
A.    Description of Premises
B.    Personal Property
C.    Deposit Escrow Agreement
D.    Intentionally Omitted
E.    Existing Leases
E-1.    Tenant Defaults and Schedule of Pre-Paid Rents
E-2.    Affordable Housing Units
F.    Existing Agreements
G.    Pending Litigation
H.    Condemnation Exceptions
I.    Special Warranty Deed – Virginia, Maryland
J.    Bill of Sale
K.    Assignment and Assumption of Services Agreements, Warranties and Leases
L.    Form of FIRPTA Affidavit
M.    Form of Tenant Notice
N.    Termination of Management Agreement
O.    Form of Certificate of Compliance
P.    Montgomery County Disclosures
Q    Form of Owner’s Affidavit

ii

AGREEMENT OF SALE
THIS AGREEMENT OF SALE (“Agreement”) is made this 2nd day of April, 2019 (the “Effective Date”) by and among BARTON’S CROSSING LP, a Delaware limited partnership (“Barton’s Crossing Seller”), MAGAZINE CARLYLE STATION LP, a Delaware limited partnership (“Carlyle Station Seller”), MAGAZINE FOX RUN LP, a Delaware limited partnership (“Fox Run Seller”), MAGAZINE GLEN LP, a Delaware limited partnership (“Glen Seller”), MAGAZINE LIONSGATE LP, a Delaware limited partnership (“Lionsgate Seller”), MAGAZINE VILLAGE AT MCNAIR FARMS LP, a Delaware limited partnership (“McNair Farms Seller”), MAGAZINE WATKINS STATION LP, a Delaware Limited Partnership (“Watkins Station Seller”), each having an office at c/o Pantzer Properties, Inc., 540 Madison Avenue, 35th Floor, New York, New York 10022 (Barton’s Crossing Seller, Carlyle Station Seller, Fox Run Seller, Glen Seller, Lionsgate Seller, McNair Farms Seller, and Watkins Station Seller are each herein a “Seller” and collectively, the “Sellers”) and WASHINGTON REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust, having an office at 1775 Eye Street, NW, Suite 1000, Washington, DC 20006 (“Buyer”).
W I T N E S S E T H:
1.Sale and Purchase.
(a)    The Point at Alexandria. Barton’s Crossing Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Barton’s Crossing Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Alexandria, Virginia, containing approximately 10.2171 acres and commonly known as The Point at Alexandria, and having a street address of 205 Century Place, Alexandria, VA 22304 which is more particularly described on Exhibit “A-1” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at Alexandria Premises”), consisting of five hundred thirty-two (532) apartment units together with all the rights and appurtenances pertaining to The Point at Alexandria Premises, including any right, title and interest of Barton’s Crossing Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by Barton’s Crossing Seller and located on, and used in connection with the operation of The Point at Alexandria Premises, including, without limitation the items, if any, listed on Exhibit “B-1” hereto (collectively, “The Point at Alexandria Personal Property”, and, together with The Point at Alexandria Premises, “The Point at Alexandria Property”), provided however, in no event shall the Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at Alexandria” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to Barton’s Crossing Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of Barton’s Crossing Seller or Barton Crossing’s Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to the Point at Alexandria Property being conveyed by Barton’s Crossing Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of Barton Crossing Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at Alexandria Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(a)(ii) above (collectively, “The Point at Alexandria Related Materials”).
(b)    The Point at Bull Run. Carlyle Station Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Carlyle Station Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Alexandria, Virginia, containing approximately 34.1622 acres and commonly known as The Point at Bull Run, and having a street address of 10519 Lariat Lane, Manassas, VA 20109 which is more particularly described on Exhibit “A-2” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at Bull Run Premises”), consisting of four hundred eight (408) apartment units together with all the rights and appurtenances pertaining to The Point at Bull Run Premises, including any right, title and interest of Carlyle Station Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by Carlyle Station Seller and located on, and used in connection with the operation of The Point at Bull Run Premises, including, without limitation the items, if any, listed on Exhibit “B-2” hereto (collectively, “The Point at Bull Run Personal Property”, and, together with The Point at Bull Run Premises, “The Point at Bull Run Property”), provided however, in no event shall The Point at Bull Run Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at Bull Run” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to Carlyle Station Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of Carlyle Station Seller or Carlyle Station Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to The Point at Bull Run Property being conveyed by Carlyle Station Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of Carlyle Station Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at Bull Run Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(b)(ii) above (collectively, “The Point at Bull Run Related Materials”).
(c)    The Point at Germantown. Fox Run Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Fox Run Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Germantown, Maryland, containing approximately 10.065 acres and commonly known as The

Point at Germantown, and having a street address of 2 Observation Court, Germantown, MD 20876 which is more particularly described on Exhibit “A-3” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at Germantown Premises”), consisting of two hundred eighteen (218) apartment units together with all the rights and appurtenances pertaining to The Point at Germantown Premises, including any right, title and interest of Fox Run Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by Fox Run Seller and located on, and used in connection with the operation of The Point at Germantown Premises, including, without limitation the items, if any, listed on Exhibit “B-3” hereto (collectively, “The Point at Germantown Personal Property”, and, together with The Point at Germantown Premises, “The Point at Germantown Property”), provided however, in no event shall The Point at Germantown Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at Germantown” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to Fox Run Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of Fox Run Seller or Fox Run Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to The Point at Germantown Property being conveyed by Fox Run Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of Fox Run Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at Germantown Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(c)(ii) above (collectively, “The Point at Germantown Related Materials”).
(d)    The Point at Leesburg. Glen Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Glen Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Leesburg, Virginia, containing approximately 6.12 acres and commonly known as The Point at Leesburg, and having a street address of 86 Heritage Way, NE, Leesburg, VA 20176 which is more particularly described on Exhibit “A-4” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at Leesburg Premises”), consisting of one hundred thirty-four (134) apartment units together with all the rights and appurtenances pertaining to The Point at Leesburg Premises, including any right, title and interest of Glen Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by Glen Seller and located on, and used in connection with the operation of The Point at Leesburg Premises, including, without limitation the items, if any, listed on Exhibit “B-4” hereto (collectively, “The Point at Leesburg Personal Property”, and, together with The Point at Leesburg Premises, “The Point at Leesburg Property”), provided however, in no event shall The Point at Leesburg Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at Leesburg” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to Glen Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of Glen Seller or Glen Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to The Point at Leesburg Property being conveyed by Glen Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of Glen Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at Leesburg Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(d)(ii) above (collectively, “The Point at Leesburg Related Materials”).
(e)    The Point at Dulles. Lionsgate Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Lionsgate Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Herndon, Virginia, containing approximately 15.4999 acres and commonly known as The Point at Dulles, and having a street address of 13690 Legacy Circle, Herndon, VA 20171 which is more particularly described on Exhibit “A-5” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at Dulles Premises”), consisting of three hundred twenty-eight (328) apartment units together with all the rights and appurtenances pertaining to The Point at Dulles Premises, including any right, title and interest of Lionsgate Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by Lionsgate Seller and located on, and used in connection with the operation of The Point at Dulles Premises, including, without limitation the items, if any, listed on Exhibit “B-5” hereto (collectively, “The Point at Dulles Personal Property”, and, together with The Point at Dulles Premises, “The Point at Dulles Property”), provided however, in no event shall The Point at Dulles Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at Dulles” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to Lionsgate Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of Lionsgate Seller or Lionsgate Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to The Point at Dulles Property being conveyed by Lionsgate Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of Lionsgate Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at Dulles Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(e)(ii) above (collectively, “The Point at Dulles Related Materials”).

(f)    The Point at McNair Farms. McNair Farms Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of McNair Farms Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Herndon, Virginia, containing approximately 12.7153 acres and commonly known as The Point at McNair Farms, and having a street address of 2511 Farmcrest Drive, Herndon, VA 20171 which is more particularly described on Exhibit “A-6” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at McNair Farms Premises”), consisting of two hundred eighty-three (283) apartment units together with all the rights and appurtenances pertaining to The Point at McNair Farms Premises, including any right, title and interest of McNair Farms Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by McNair Farms Seller and located on, and used in connection with the operation of The Point at McNair Farms Premises, including, without limitation the items, if any, listed on Exhibit “B-6” hereto (collectively, “The Point at McNair Farms Personal Property”, and, together with The Point at McNair Farms Premises, “The Point at McNair Farms Property”), provided however, in no event shall The Point at McNair Farms Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at McNair Farms” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to McNair Farms Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of McNair Farms Seller or McNair Farms Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to The Point at McNair Farms Property being conveyed by McNair Farms Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of McNair Farms Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at McNair Farms Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(f)(ii) above (collectively, “The Point at McNair Farms Related Materials”).
(g)    The Point at Watkins Mill. Watkins Mill Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Watkins Mill Seller’s right, title and interest in and to the following:
(i)    Real Property. That certain lot or parcel of real property located in Gaithersburg, Maryland, containing approximately 11.234 acres and commonly known as The Point at Watkins Mill, and having a street address of 99 Watkins Mill Road, Gaithersburg, MD 20878 which is more particularly described on Exhibit “A-7” hereto, and the buildings and improvements situated on each such parcel (collectively, “The Point at Watkins Mill Premises”), consisting of two hundred ten (210) apartment units together with all the rights and appurtenances pertaining to

The Point at Watkins Mill Premises, including any right, title and interest of Watkins Mill Seller (if any) in and to adjacent streets and rights-of-way;
(ii)    Personal Property. The fixtures, furnishings, equipment and other items of personal property, if any, owned by Watkins Mill Seller and located on, and used in connection with the operation of The Point at Watkins Mill Premises, including, without limitation the items, if any, listed on Exhibit “B-7” hereto (collectively, “The Point at Watkins Mill Personal Property”, and, together with The Point at Watkins Mill Premises, “The Point at Watkins Mill Property”), provided however, in no event shall The Point at Watkins Mill Personal Property include the domain name or content in connection with which the name the “The Point”, “The Point at Watkins Mill” or any of the “Marks” (as defined in Section 32 below), all of which are and shall remain proprietary to Watkins Mill Seller; and
(iii)    Related Materials. To the extent transferable and in the possession of Watkins Mill Seller or Watkins Mill Seller’s property manager, (i) all other licenses, permits, warranties, and guaranties, if any, which relate to The Point at Watkins Mill Property being conveyed by Watkins Mill Seller to Buyer on the date hereof, (ii) all plans for development of the land and construction of the buildings and improvements, (iii) all of Watkins Mill Seller’s rights, title and interest in all Existing Leases (as defined below), security deposits, pet deposits, and application fees, and (iv) all Existing Agreements relating to The Point at Watkins Mill Property and not rejected by Buyer in accordance with this Agreement, and other intangible property not excluded under Section 1(g)(ii) above (collectively, “The Point at Watkins Mill Related Materials”).
For purposes of this Agreement, (i) the term “Premises” shall mean individually, and collectively, as applicable, The Point at Alexandria Premises, The Point at Bull Run Premises, The Point at Germantown Premises, The Point at Leesburg Premises, The Point at Dulles Premises, The Point at McNair Farms Premises, and The Point at Watkins Mill Premises; (ii) the term “Personal Property” shall mean individually, and collectively, as applicable, The Point at Alexandria Personal Property, The Point at Bull Run Personal Property, The Point at Germantown Personal Property, The Point at Leesburg Personal Property, The Point at Dulles Personal Property, The Point at McNair Farms Personal Property, and The Point at Watkins Mill Personal Property; (iii) the term “Property” shall mean individually, and collectively, as applicable, The Point at Alexandria Property, The Point at Bull Run Property, The Point at Germantown Property, The Point at Leesburg Property, The Point at Dulles Property, The Point at McNair Farms Property, and The Point at Watkins Mill Property; and (iv) the term “Related Materials” shall mean individually, and collectively, as applicable, The Point at Alexandria Related Materials, The Point at Bull Run Related Materials, The Point at Germantown Related Materials, The Point at Leesburg Related Materials, The Point at Dulles Related Materials, The Point at McNair Farms Related Materials, and The Point at Watkins Mill Related Materials
2.    Purchase Price.
(a)    The aggregate purchase price to be paid by Buyer to Sellers for the Property is the sum of Four Hundred Sixty-One Million One Hundred Seventy Thousand Dollars ($461,170,000.00) (the “Purchase Price”), adjusted in accordance with Section 7 hereof, and as determined on a Property by Property basis as follows:

(i)    The Point at Alexandria Property is the sum of One Hundred Twenty-One Million Three Hundred Thousand Dollars ($121,300,000.00), adjusted in accordance with Section 7 hereof;
(ii)    The Point at Bull Run is the sum of Eighty-Four Million Nine Hundred Thousand Dollars ($84,900,000.00), adjusted in accordance with Section 7 hereof;
(iii)    The Point at Germantown Property is the sum of Forty-Three Million One Hundred Thousand Dollars ($43,100,000.00), adjusted in accordance with Section 7 hereof;
(iv)    The Point at Leesburg Property is the sum of Twenty-Six Million Three Hundred Thousand Dollars ($26,300,000.00), adjusted in accordance with Section 7 hereof;
(v)    The Point at Dulles Property is the sum of Eighty-One Million Nine Hundred Thousand Dollars ($81,900,000.00), adjusted in accordance with Section 7 hereof;
(vi)    The Point at McNair Farms Property is the sum of Sixty-Four Million Seven Hundred Thousand Dollars ($64,700,000.00), adjusted in accordance with Section 7 hereof; and
(vii)    The Point at Watkins Mill is the sum of Thirty-Eight Million Nine Hundred Seventy Thousand Dollars ($38,970,000.00), adjusted in accordance with Section 7 hereof.
(b)    At Closing on the respective Property, Buyer shall pay the applicable Purchase Price to the applicable Seller, adjusted as hereinafter provided, either directly or, if the Closing occurs in escrow with FIDELITY NATIONAL TITLE INSURANCE COMPANY, having an address at 1620 L Street, NW, Fourth Floor, Washington, DC 20036, Attn: Michael A. Segal, Esquire (the “Title Company”), through the Title Company, by wire transfer of immediately available cash funds, to one or more accounts specified by Seller at one or more banks designated by Seller.
3.    Deposit; Inspection Period.
(a)    Deposit. Concurrently with the execution of this Agreement, the aggregate sum of Six Million Nine Hundred Seventeen Thousand Five Hundred Fifty Dollars ($6,917,550.00) (the “Initial Deposit”, and, together with any Additional Deposits posted by Buyer and any interest accrued on the Initial Deposit and the Additional Deposit, collectively, the “Deposit”), in immediately available funds, has been deposited with FIDELITY NATIONAL TITLE INSURANCE COMPANY, having an address at 485 Lexington Avenue, 18th Floor, New York, NY 10017, Attn: Fred Glassman, Esquire (the “Escrow Agent”) by Buyer. Provided that Buyer has not terminated this Agreement on or before the Inspection Period, Buyer shall deposit, within one (1) Business Day after the expiration of the Inspection Period, the aggregate sum of Six Million Nine Hundred Seventeen Thousand Five Hundred Fifty Dollars ($6,917,550.00) (the “Additional Deposit”), in immediately available funds, with the Escrow Agent, for a total Deposit of Thirteen Million Eight Hundred Thirty-Five Thousand One Hundred Dollars ($13,835,100.00). The Escrow

Agent shall, pending consummation of this transaction, hold the Deposit in escrow in an interest bearing account in accordance with the terms and provisions of the Deposit Escrow Agreement of even date herewith by and among Sellers, Buyer and Escrow Agent (the “Deposit Escrow Agreement”) attached hereto as Exhibit “C”. At Closing, the Escrow Agent shall transfer the Deposit to the Title Company, on or before 11:00 a.m. Eastern Time, to be applied in accordance with the terms herein.
(b)    Inspection Period. The “Inspection Period” shall commence on the date hereof and end as of 5:00 p.m. Eastern Time on April 19, 2019. Provided Buyer has not terminated this Agreement prior to the expiration of the Inspection Period, the Deposit shall be non-refundable upon expiration of the Inspection Period, except as expressly otherwise provided in Sections 5, 13(a), 15(b), 17(c), 18(c) and 33(b) of this Agreement. If Buyer elects to terminate this Agreement prior to the expiration of the Inspection Period in accordance with Section 20(d) below, the Deposit shall be paid to Buyer by the Escrow Agent within one (1) Business Day. If Buyer elects to terminate this Agreement following the expiration of the Inspection Period, except as expressly otherwise provided in Sections 5, 13(a), 15(b), 17(c), 18(c) and 33(b) of this Agreement, the Deposit shall be paid to Sellers by the Escrow Agent within one (1) Business Day. All interest earned on the Deposit shall be added to and made a part of the Deposit for all purposes hereof. At Closing (hereinafter defined) of The Point at Alexandria Property, The Point at Bull Run Property, The Point at Leesburg Property, The Point at Dulles Property and The Point at McNair Farms Property (collectively, the “Virginia Properties”), one-third of the Deposit (that is, Four Million Six Hundred Eleven Thousand Seven Hundred Dollars ($4,611,700.00)) shall be paid by Escrow Agent to the Sellers of the Virginia Properties, pro rata, based upon the portion of the Purchase Price allocated to each of the Virginia Properties pursuant to Section 2(a) above, and credited against the applicable Purchase Price of the Virginia Properties. The balance of the Deposit (that is, Nine Million Two Hundred Twenty-Three Thousand Four Hundred Dollars ($9,223,400.00)) shall be held by Escrow Agent, pending Closing with respect to The Point at Germantown Property and The Point at Watkins Mill Property (collectively, the “Maryland Properties”) (that is, Four Million Eight Hundred Forty-Four Thousand One Hundred Twenty-Nine and 68/100ths Dollars ($4,844,129.68) with respect to The Point at Germantown Property and Four Million Three Hundred Seventy-Nine Thousand Two Hundred Seventy and 32/100ths Dollars ($4,379,270.32) with respect to The Point at Watkins Mill Property). At the Closing of each of the Maryland Properties, the prorated portion of the remaining Deposit, based upon relative Purchase Prices allocated to each of the Maryland Properties pursuant to Section 2(a) above, shall be paid to the respective Seller thereof, and credited against the applicable Purchase Price of the relevant Property.
4.    Closing.
(a)    The closing of the purchase and sale contemplated hereby (the “Closing”) shall be held in accordance with a “New York Style” closing (with Seller providing a gap indemnity acceptable to the Title Company) and completed on or before April 30, 2019 (the “Closing Date”) with closing deliverables placed in escrow with the Title Company and funds wired by 2:00 p.m. Eastern Time, through the Title Company or in another mutually agreeable manner and location, TIME BEING OF THE ESSENCE.

(b)    Notwithstanding the terms of Section 4(a) above, Buyer and Sellers acknowledge and agree that the Maryland Properties are located in Montgomery County, Maryland and the purchase and sale of the Maryland Properties shall be subject, in each instance, to the satisfaction of the Montgomery County Condition (as hereinafter defined). The “Closing Date” for the purchase and sale of each of Maryland Properties shall be the date(s) specified by each Seller contemporaneously with such Seller’s satisfaction of the Montgomery County Condition with respect to such Property, which date shall be (i) no earlier than ten (10) Business Days following the satisfaction of the Montgomery County Condition as it relates to the specific Property, and (ii) no later than the end of the calendar month after the month in which the Montgomery County Condition is satisfied with respect to such Property, or in another mutually agreeable manner and location, TIME BEING OF THE ESSENCE.
5.    Condition of Title.
(a)    Title to Premises and Personal Property. Fee simple title to the Premises shall be conveyed by the applicable Seller to Buyer at Closing by the Deed (as hereinafter defined). Title to each Property shall be subject only to the Permitted Encumbrances (as hereinafter defined). The Related Materials will be conveyed by the General Assignment and Assumption Agreement (as hereinafter defined). Each Seller’s interest in the Personal Property shall be conveyed by such Seller to Buyer at the Closing by the Bill of Sale (as hereinafter defined). Title to the Personal Property, if any, shall be subject only to the Permitted Encumbrances to the extent applicable.
(b)    Title Defects. Sellers have delivered to Buyer a copy of their existing title policies with respect to each Premises (the “Sellers’ Title Policies”). During the Inspection Period, Buyers shall have the right to obtain title commitments for each Premises from the Title Company (the “Buyer’s Title Commitments”), to examine title to the Properties, and identify in writing to the applicable Sellers, no later than five (5) Business Days prior to the expiration of the Inspection Period, any matters of record that Buyer finds objectionable, as well as any requirements of the Title Company required by Buyer to be satisfied by Sellers (collectively, the “Title Objections”). Not later than two (2) Business Days after each Seller’s receipt of Buyer’s Title Objections (with respect to such Seller’s Property), the applicable Seller shall respond to Buyer in writing identifying any Title Objections that such Seller will undertake to cure. In the event a Seller elects not to cure or satisfy (as applicable) such Title Objection, then Buyer may, at its election: (i) terminate this Agreement, in which event the Deposit shall be promptly returned to Buyer and the parties shall be relieved from further obligations to one another under this Agreement; or (ii) accept the Premises subject to all matters of record as of the effective date of Buyer’s Title Commitments, without an adjustment to the Purchase Price, and proceed with Closing hereunder. If Buyer does not elect alternative (i) by written notice to Sellers within ten (10) days after the date of a Seller’s notice electing not to cure, then Buyer shall be deemed to have elected alternative (ii). The term “Mandatory Cure Items” shall mean (x) any matters of record, survey matters and/or Title Company requirements that any Seller has undertaken to cure in accordance with this Section 5, (y) any matters caused by Seller and first of record after the effective date of Buyer’s Title Commitments, and (z) any financing liens on the Property. The term “Permitted Encumbrances” shall mean (i) the Existing Leases (as hereinafter defined) in effect as of the Closing Date, and (ii) any matters of record as of the effective date of Buyer’s Title Commitments that Seller has not undertaken to cure, as provided herein. A Seller’s failure to cure, at or prior to Closing, any Mandatory Cure Item (other than Permitted

Encumbrances) with respect to such Seller’s Property shall constitute a Seller default, entitling Buyer to exercise its remedies pursuant to Section 15(b).
(c)    Survey. Sellers have delivered to Buyer copies of Sellers’ existing ALTA surveys for each Property (the “Sellers’ Surveys”). Nothing contained in this Agreement shall constitute any warranty, representation or agreement by Sellers as to the location of separate lots in, or acreage of, the Premises. Sellers shall reasonably cooperate with Buyer to facilitate Buyer’s having Sellers’ Surveys updated and/or recertified to Buyer and the Title Company. Buyer may obtain, at Buyer’s expense, not later than the end of the Inspection Period, a current ALTA survey (the “Buyer’s Surveys”) for each Premises prepared by a duly licensed surveyor selected by Buyer. If Buyer’s Surveys show any encroachments or violations or other matters which in any manner materially adversely affect the Premises, Buyer may give Sellers notice thereof during the Inspection Period (unless such matters arose after the end of the Inspection Period, in which case within five (5) days after Buyer received notice of such matters), enumerating in writing the materially adverse matters of Buyer’s Surveys. Matters of survey not timely objected to by Buyer shall be deemed to have been accepted by Buyer. In the event that any of Buyer’s Surveys is unacceptable to Buyer as provided above, and Buyer so notifies Sellers within the aforesaid period, Sellers shall, within two (2) Business Days after receipt of such notice from Buyer (the “Sellers’ Survey Cure Period”), notify Buyer in writing either (a) that the applicable Seller is unwilling to correct such unacceptable survey matters, or (b) that such Seller shall undertake to eliminate or modify all such unacceptable matters to the reasonable satisfaction of Buyer. In the event a Seller elects not to cure such unacceptable survey matters, then Buyer may, at its election: (i) terminate this Agreement, in which event the Deposit shall be promptly returned to Buyer and the parties shall be relieved from further obligations to one another under this Agreement; or (ii) accept the Premises subject to all matters of survey as of the date of Buyer’s Surveys, without an adjustment to the Purchase Price, and proceed with Closing hereunder. If Buyer does not elect alternative (i) by written notice to Sellers within five (5) days after the date of a Seller’s notice electing not to cure, Buyer shall be deemed to have elected alternative (ii).
6.    Possession, Assignment of Agreements and Leases; Employees.
(a)    Existing Leases. Possession of each Premises, the Personal Property and the Related Materials relating thereto is to be given by Sellers to Buyer at the completion of Closing by delivery of an applicable Deed, Bill of Sale and General Assignment and Assumption Agreement. At Closing, pursuant to the General Assignment and Assumption Agreement, each Seller shall assign the Existing Leases in effect as of Closing with respect to the Seller’s Premises to Buyer, without any representation or warranty whatsoever except as otherwise expressly set forth in Section 10(a)(v) of this Agreement. The existing leases that are listed on Exhibit “E” hereto and other leases entered into by Sellers in accordance with this Agreement are collectively herein called the “Existing Leases”. The termination or expiration of any of the Existing Leases prior to Closing shall not excuse Buyer from its obligation to complete Closing and to pay the full Purchase Price. During the period from the Effective Date through Closing (or earlier termination of this Agreement), each Seller shall continue leasing activities with respect its Property in the ordinary course. Sellers shall indemnify, defend and save Buyer harmless from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever relating to the Existing Leases accruing prior to the Closing Date. Buyer agrees to indemnify, defend and save Sellers harmless from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever relating to the Existing Leases accruing on or after the Closing Date.
(b)    Assignment/Existing Agreements. At Closing, pursuant to the General Assignment and Assumption Agreement, each Seller shall assign to Buyer, without any representation or warranty whatsoever (except as otherwise expressly set forth in Section 10 of this Agreement), to the extent assignable, all of such Seller’s right, title and interest in, to and under the existing agreements listed on Exhibit “F” hereto (together with any other agreements entered into in accordance with this subsection (b) hereinafter collectively called the “Existing Agreements”). During the period from the Effective Date up and until the expiration of the Inspection Period, each Seller shall have the right to enter into any new service or maintenance agreements, or modify any existing service or maintenance agreements in any material respect, provided that in such event, such Seller shall promptly deliver true and complete copies of any such agreement or modification to Buyer, and provided further that any agreement or modification entered into by a Seller within five (5) Business Days of the expiration of the Inspection Period must permit termination of such agreement, without penalty or premium, on not more than thirty (30) days’ notice. During the period from the Effective Date through Closing (or earlier termination of this Agreement), Sellers shall not have the right to enter into new service or maintenance agreements or modify any existing service or maintenance agreements in any material respect unless such new agreement or the terms of any modification to any existing agreement are on market terms and permit termination of such agreement, without penalty or premium, on not more than thirty (30) days’ notice. Except as provided in this Section 6(b) and in Section 6(a) above, each Seller shall not, during the period from the Effective Date until Closing or any earlier termination of this Agreement, enter into any agreement with respect to its Property that would be binding on the Buyer or such Property as of Closing. The termination or expiration of any of the Existing Agreements prior to Closing shall not excuse Buyer from its obligation to complete Closing and to pay the full Purchase Price. Sellers shall indemnify, defend and save Buyer harmless from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever relating to the Existing Agreements accruing prior to the Closing Date. Buyer agrees to indemnify, defend and save Sellers harmless from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever relating to the Existing Agreements accruing on or after the Closing Date.
(c)    Intentionally Omitted.
7.    Apportionments.
(a)    Generally
(i)    Taxes and Fees. Real estate taxes for the real estate tax year in which the Closing occurs and annual municipal or special district assessments (on the basis of the actual fiscal tax years for which such taxes are assessed), lienable water and sewer rentals, sums paid to or paid or payable by a Seller under the Existing Agreements, license, permit and inspection fees (to the extent such licenses, permits and inspections are transferable) and rentals, sales tax and other sums paid to and received by Sellers under the Existing Leases shall be apportioned as of the Closing Date between Buyer and Sellers. If the tax bill for the real estate tax year for a Premises in which the Closing occurs has not been issued on or before the date of the Closing, the apportionment of taxes shall be computed based upon the most recent tax bill available. If, on the date of Closing, bills for the real estate taxes imposed upon the Premises for the real estate tax year in which Closing occurs have been issued but shall not have been paid, such taxes shall be paid at the time of Closing. Each Seller expressly reserves the right to, but does not have an obligation to, commence and conduct, at its sole cost and expense, any tax certiorari or reduction proceedings relating to its Premises in respect of the real estate tax year in which the Closing occurs and all prior real estate tax years. Buyer agrees to reasonably cooperate with such Seller in all such proceedings.
(ii)    Rent. Rent, including, without limitation, fixed rent, prepaid rent, additional rent and percentage rent, if applicable, shall be apportioned as of the Closing Date in accordance with the provisions of this Section 7 if and to the extent collected. All rent under the Existing Leases collected by Buyer after Closing shall be applied first to unpaid rent accruing on or after the Closing Date, then to any rents past due for the month of Closing and then to unpaid rent accruing for any month prior to the month in which the Closing Date occurs. During the three (3) month period following Closing, Buyer shall use good faith commercially reasonable efforts to recover any rent (or other tenant charge) arrearages in respect of the period prior to the Closing Date, provided that Buyer shall not be required to incur any material cost, terminate any Existing Leases or commence any legal proceeding in connection therewith. With the exception of any actions pending as of the ten (10) business days prior to the Closing Date, Seller shall not sue any tenant before and/or after Closing. The provisions of this clause (ii) of this subsection (a) shall survive Closing and the delivery of the Deed.
(iii)    Leasing Costs. Sellers shall pay all leasing commissions in connection with Existing Leases (or, in the case of renewals, extensions and expansions, exercised) accruing prior to Closing, provided the foregoing shall not require Seller to reimburse Buyer for any concessions granted to Tenants. At Closing Buyer shall receive a credit of Six Hundred Fifty Dollars ($650.00) with respect to any vacant or unrented apartment unit that is not in rent ready condition at least two (2) days prior to Closing. As used herein, “rent ready condition” shall mean an apartment unit that is cleaned and repainted, if and to the extent necessary, and contains all standard appliances and finishes that have been used by such Seller in operating and making ready the apartment units during the year preceding the Effective Date and with appliances in working order and condition, with all carpeting and flooring either replaced or cleaned, but in all cases, consistent with such Seller’s prior practices during the year preceding the Effective Date.
(iv)    Other Apportionments. Amounts payable under the Existing Agreements and other Premises operation and maintenance expenses and other recurring costs shall be apportioned as of the Closing Date.
(v)    Preliminary Closing Adjustment. Sellers and Buyer shall jointly prepare a preliminary Closing Statement (as hereinafter defined) on the basis of the Existing Leases, Existing Agreements, real estate taxes and other sources of income and expenses for the Premises, and shall deliver such preliminary Closing Statement to each other and the Title Company on or prior to the Closing Date. All apportionments and prorations provided for in this Section 7 to be made as of the Closing Date shall be made, on a per diem basis, as of midnight of the day immediately preceding the Closing Date. The preliminary Closing Statement and the apportionments and/or prorations reflected therein shall be based upon actual figures to the extent available. If any of the apportionments and/or prorations cannot be calculated accurately based on actual figures on the Closing Date, then (other than with respect to determination of real estate taxes that shall be computed as set forth in Clause (i) above) they shall be calculated based on Sellers’ and Buyer’s good faith estimates thereof, subject to reconciliation as hereinafter provided.
(vi)    Post-Closing Reconciliation. If, after Closing, there is an error on the Closing Statement or, if after the actual figures are available as to any items that were estimated on the Closing Statement (including, without limitation, real estate taxes that were computed in accordance with Clause (i) above), it is determined that any actual proration or apportionment varies from the amount thereof reflected on the Closing Statement, the proration or apportionment shall be adjusted based on the actual figures as soon as feasible but not later than six (6) months after the Closing Date. Any party owing the other party a sum of money based on such subsequent proration(s) shall promptly pay said sum to the other party within thirty (30) days of such reconciliation. The provisions of this clause (vi) of this subsection (a) with respect to any particular Seller and Buyer shall survive Closing and delivery of the applicable Deed for a period of nine (9) months.
(b)    Tenant Security Deposits. At Closing, each Seller shall deliver or cause its property manager to deliver to Buyer (or give Buyer a credit for), without additional consideration, all security and other deposits then held or required to be held by or on behalf of Sellers under the Existing Leases together with accrued interest as required by law or pursuant to the terms of the Existing Leases, as shown on Exhibit “E” hereto. Buyer will cause the security deposits to be maintained after Closing in accordance with the requirements of applicable law and shall indemnify and defend Sellers from, and hold Sellers harmless from, all claims of tenants with respect to the security deposits actually delivered to Buyer or for which Buyer received a credit at Closing. Each Seller shall be solely responsible for the return of any security or other deposits held or required to be held by such Seller (or its property manager) that is payable to any tenant pursuant to any Existing Lease that is terminated or expires prior to Closing. The provisions of this subsection (b) shall survive Closing and delivery of the applicable Deed.
(c)    Utility Readings. Sellers shall use reasonable efforts to obtain readings of the water and electric and/or gas meters on each Premises as of the day before the Closing Date. At or prior to Closing, Sellers shall pay all charges based upon such meter readings and such charges accruing through the Closing Date. However, if after reasonable efforts Sellers are unable to obtain readings of any meters as of the day before Closing, Closing shall be completed without such readings and upon the obtaining thereof after Closing, Sellers shall pay the charges incurred prior to Closing as reasonably determined by Sellers and Buyer based upon such readings. The provisions of this subsection (c) shall survive Closing and delivery of the applicable Deed.
(d)    Seller Materials. Prior to the Effective Date Sellers provided to Buyers the Materials (as defined in Section 20(b) below). At the Closing of each Property, Buyer shall pay to the applicable Seller a prorated portion of the total cost incurred by Sellers in obtaining the Materials, not to exceed Ninety-Two Thousand Dollars ($92,000.00) in the aggregate, based upon the relative Purchase Price for each of the Properties.

8.    Closing Costs. Seller shall pay (A) the fees of any counsel representing Seller in connection with this transaction; (B) one-half (½) of any escrow fee which may be charged by Escrow Agent or Title Company; and (C) with respect to those Properties located in Virginia, all Grantor’s taxes under Section 58.1-802 of the Virginia Code and the Regional WMATA Capital Fee and with respect to those Properties located in Maryland, all state or local transfer or recordation taxes incurred in connection with the recording of the applicable Deeds. Buyer shall pay (A) the fees of any counsel representing Buyer in connection with this transaction; (B) one-half (½) of any escrow fees charged by the Escrow Agent or Title Company; (C) with respect to those Properties located in Virginia, the Virginia Grantee tax, and the applicable County recordation tax, and any other state recordation taxes under Section 58.1-801 of the Virginia Code, sales taxes and similar charges, if any, applicable to the transfer of the Property to Buyer; (D) the costs of Buyer’s Surveys and Buyer’s Title Commitments; (E) the premiums for the owner’s title policy and any title insurance endorsements, deletion of the “survey exception,” title insurance coverage in excess of the Purchase Price or lender’s title insurance policy; (F) the cost of Buyer’s inspections of the Property; (G) the title examination fees or charges; (H) any and all recording fees incurred connection with any financing associated with Buyer’s purchase of the Properties; and (I) any sales or similar taxes on the transfer of the Personal Property. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.
9.    [Reserved]. [Reserved]
10.    Sellers’ Representations.
(a)    Representations and Warranties of Sellers at Closing. Each Seller shall represent to Buyer as of the date hereof and as of the Closing, as follows:
(i)    Qualification. Seller is a Delaware limited partnership validly existing under the law of the State of Delaware and authorized to conduct business in the Commonwealth of Virginia or State of Maryland, as applicable.
(ii)    Authority of Seller. Seller has all requisite power and authority to own and operate its business, to carry on the same as now conducted, and to effectuate any action contemplated hereby. All requisite partnership action has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. The person signing this Agreement and the Closing documents as on behalf of the general partner of Seller has and shall have the authority to execute and deliver such agreements and documents as required of Seller under this Agreement. Neither the execution and delivery of this Agreement and the instruments referenced herein, and the consummation of the transaction contemplated hereby, will result (either immediately or after the passage of time and/or the giving of notice) in breach or default by Seller under any agreement or understanding to which Seller is a party, by which Seller may be barred from performing its obligations under this Agreement, or which would have an adverse effect upon Seller’s ability to fully perform its obligations under this Agreement.
(iii)    Litigation. Except as set forth in Exhibit “G” attached hereto, there is no action, suit, litigation, or proceeding pending against Seller or Seller’s Property and no service of process has been made upon Seller or to Seller’s knowledge against any of its members, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality. There are no judgments unsatisfied against Seller or the Seller’s Property or, to Seller’s knowledge, consent decrees or injunctions to which such Property is subject.
(iv)    No Condemnation. Except as set forth on Exhibit “H” attached hereto, there are no existing, pending or threatened (in writing) condemnation proceedings or deeds in lieu of condemnation affecting the Premises.
(v)    Existing Leases. To Seller’s knowledge, (1) the list of Existing Leases set forth in Exhibit “E” hereto is true and correct in all material respects, and except for the Seller’s Existing Leases there are no occupancy or other contracts for the possession of all or any part of the Seller’s Premises, (2) there are no unpaid installments of leasing or brokerage commissions that are payable after Closing with respect to the current term of such Existing Leases entered into prior to the date hereof, (3) except as expressly set forth in such Existing Leases, there are no unpaid landlord obligations for tenant improvements that are payable after Closing in connection with the current term of such Existing Leases entered into prior to the date hereof, (4) Seller has not given to any tenant nor received from any tenant any written notice of default that remains uncured under any of the Seller’s Existing Leases, except as may be set forth on Exhibit “E-1” and (5) no rental or monetary concessions have been granted to tenants not contained in such Existing Leases. Seller represents that (A) at the time of Closing, Seller shall have accepted no prepayment of rent under any of the Seller’s Existing Leases (except for rental for the current month and payments that are required to be made in advance pursuant to the terms and provisions of such Existing Leases or as set forth on Exhibit “E-1” attached hereto), (B) at the time of Closing, Seller shall not have terminated any of such Existing Leases subsequent to the expiration of the Inspection Period by agreement with the tenant (except as permitted by the terms of any such Existing Lease or by reason of a default by the tenant thereunder or except for notices given to indicate the landlord’s intention not to permit the term of the lease to continue or be renewed for an additional term), and (C) to Seller’s knowledge, the copies of Seller’s Existing Leases previously delivered or made available to Buyer by or on behalf of Seller are true, correct and complete in all material respects (including all material amendments thereto). Except as set forth on Exhibit “E-2”, none of the Properties is subject to any affordable housing requirement, restriction, covenant or agreement.
(vi)    Rent Roll. To Seller’s knowledge, (a) the rent roll and the delinquency report (collectively, the “Rent Roll”) attached here to as Exhibit “E” with respect to the Seller’s Property (including a list of tenant security and pet deposits, and a rent concession report) is, in all material respects, accurate, complete, and not misleading, (b) except as set forth on the Rent Roll, no rent for any period after the Effective Date has been collected in advance of the time when the same becomes due under the terms of Seller’s Existing Leases, and (c) except as set forth on the Rent Roll, no tenant is entitled to any rent or leasing concession, including, without limitation, any free rent period. Seller represents that the information depicted on the Rent Rolls is the same information that Sellers have used and relied upon in their operation of the Properties.
(vii)    Existing Agreements. The copies of the Seller’s Existing Agreements delivered to or made available to Buyer are true, correct and complete in all material respects and constitute the only agreements which, to the extent assumed by Buyer, would be binding upon Buyer or any Property following Closing. Seller covenants that it shall not enter into any agreements in violation of this Agreement.
(viii)    Profit and Loss Statements, Cash Receipts. The profit and loss statements and cash receipts provided to Buyer by Seller pursuant to Section 12(a)(i) on or after the Effective Date, are true, accurate and complete in all material respects and maintained by Seller in the ordinary course with respect to its Property.
(ix)    Municipal Assessment/Notices. To Seller’s knowledge, (A) there are no outstanding unpaid special assessments against the Seller’s Premises, (B) all special assessments for improvements that were completed between the date of Seller’s acquisition of title to the Seller’s Premises and the date hereof and with respect to which the Seller’s Premises can be assessed have been paid in full and (C) it has not received any written notice from any public authority concerning the existence of any presently uncorrected material violation of any ordinance, public regulation or statute of any municipal, state or federal government or agency with respect to the Seller’s Premises.
(x)    Compliance with Laws. To Seller’s knowledge, all material licenses required to own and operate the Seller’s Premises as a rental apartment project have been issued.
(xi)    OFAC. Seller, and all direct beneficial owners of Seller, are in compliance with all laws, statutes, rules and regulations of any federal, state or local governmental authority in the United States of America applicable to such persons or entities, including, without limitation, the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).
(xii)    Tax Proceedings. As of the Effective Date, no Seller has commenced any tax certiorari or reduction proceedings relating to its Premises and, to Seller’s knowledge, no such proceeding is pending with respect to any of the Properties.
(xiii)    Terrorism. Neither Seller, nor any direct beneficial owner of Seller: (a) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Orders and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”); (b) is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (c) is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.
(xiv)    Employees. Sellers have no employees and as of the Closing Date, shall continue to have no employees.

(b)    All references in this Section 10 or elsewhere in this Agreement and/or in any other document or instrument executed by Seller in connection with or pursuant to this Agreement, to “Seller’s knowledge” or “to the knowledge of Seller” and words of similar import shall refer solely to facts within the actual knowledge (without independent investigation or inquiry) of Laurie Arehart, the regional manager of Seller and the person directly responsible for supervising the operation of the Premises, after having made inquiry with the property manager and shall not be construed to refer to the knowledge of any other employee, officer, director, shareholder or agent of Seller or any affiliate of Seller, and shall in no event be deemed to include imputed or constructive knowledge. On the Closing Date, Seller shall update or supplement the foregoing representations and Exhibits “E”, “E-1”, “F”, “G” or “H”, to include any additional information that arises between the date of this Agreement and the Closing Date.
(c)    Audits. If at any time after Closing any of Seller’s federal or state interim, final, or estimated income, excise, property, franchise, or license tax returns for any taxable year beginning before the date of Closing is audited by the Internal Revenue Service, the Department of the Treasury, Virginia Department of Taxation, the Maryland State Department of Assessment and Taxation or any other governmental body, or if any other inquiry is made as to the same, Seller shall at its expense and in a timely fashion take any and all actions reasonably necessary to respond to the same and to resolve any issues presented thereby, and shall pay any and all taxes, penalties, interest, or other charges that may be assessed or shown to be due as a result thereof.
11.    Buyer Representations. Buyer hereby represents to Seller, as of the date hereof and as of the date of Closing, as follows:
(a)    Organization. Buyer is a real estate investment trust, duly organized and validly existing under the laws of the State of Maryland, and is authorized to conduct business in the Commonwealth of Virginia and the State of Maryland, and has all requisite power and authority to carry on its business as now conducted.
(b)    Authorization. Buyer has the requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby and Buyer has duly authorized the execution of this Agreement and obtained all necessary consents, both internal and external (whether from its officer, board of directors, shareholders, any investment committee, any advisory committee, any governmental authority or other third party of any kind) in order to consummate the transactions contemplated hereby.
(c)    No Violation or Conflict. The execution, delivery and performance of the Agreement will not violate any of Buyer’s organizational or governing documents or any contract, agreement, commitment, order, judgment or decree which Buyer is a party to, or by which Buyer is bound.
(d)    OFAC. Buyer, and to the knowledge of Buyer, any beneficial owners of Buyer, are in compliance with all laws, statutes, rules and regulations of any federal, state or local governmental authority in the United States of America applicable to such persons or entities, including, without limitation, the Order and other similar requirements contained in the rules and regulations of OFAC and in any enabling legislation or other Orders.

(e)    Terrorism. Neither Buyer, nor to the knowledge of Buyer, any beneficial owner of Buyer: (a) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Orders and/or on any other List of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders; (b) is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (c) is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.
(f)    AML Laws. Neither Buyer, nor to the knowledge of Buyer, any beneficial owner of Buyer: (a) has been convicted a violation of applicable federal anti-money laundering laws and regulations including 18 U.S.C. §§ 1956 and 1957, as amended (“AML Laws”) or been the subject of a final enforcement action relating to the AML Laws; (b) has been convicted of a violation of the AML Laws or been the subject of a final enforcement action relating to the AML Laws; (c) has received any notice that it is the subject of any pending proceedings for any violation of the AML Laws and to the best of such party’s knowledge, it is not the subject of any pending proceedings for any violation of the AML Laws; and (d) is the subject of any pending proceedings for any violation of the AML Laws.
(g)    ERISA. Buyer is not an “investment company,” or a company under the Control of an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. Buyer is not an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA or a “plan” to which Section 4975 of the Tax Code applies, and the assets of Buyer do not constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. Buyer is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and is not subject to state statutes regulating investments or fiduciary obligations with respect to governmental plans.
12.    Delivery of Documents.
(a)    Deliveries. Each Seller will provide to Buyer true and complete (in all material respects) copies of (or make available to Buyer on a secure website, portal or other electronic delivery) the following as it relates to such Seller’s Property:
(i)    The following current books and records (excluding, however, internal memoranda, financial or other records unrelated to the Property proprietary information and records, appraisals and documents and any other information covered by the attorney-client privilege):
(1)    Trailing twelve-month profit and loss for the years 2018 and 2019 (to date) including breakdown of detail line items.
(2)    Current rent roll.
(3)    Current delinquency reports.

(4)    Total cash receipts list by month for September 2018 through February 2019, along with copies of depository bank statements.
(5)    Any updates or supplements to Seller’s representations in Section 10 above and Exhibits “E”, “E-1”, “F”, “G” or “H”, which shall include any additional information that arises between the date of this Agreement and the Closing Date.
Items identified under Section 12(a)(i)(1), (2), (3) and (4) are being delivered by Sellers to Buyer contemporaneously with the execution of this Agreement.
(ii)    Copies of all Existing Leases and Existing Agreements and any other occupancy agreements currently in force with respect to the Premises to the extent currently in Seller’s possession.
(iii)    Such other information and documents in Seller’s possession as Buyer may reasonably request in connection with its inspection of the Premises.
(b)    NO WARRANTY.  NOTWITHSTANDING THE PRIOR PROVISIONS OF THIS SECTION 12 TO THE CONTRARY, BUYER ACKNOWLEDGES AND UNDERSTANDS THAT ANY OF THE MATERIALS THAT INDICATE THEREON THAT THEY WERE PREPARED BY A THIRD PARTY AND DELIVERED BY SELLERS TO BUYER PURSUANT TO THE FOREGOING CLAUSE (iii) HAVE BEEN PREPARED BY PARTIES OTHER THAN SELLERS OR SELLERS’ CURRENT PROPERTY MANAGER. SELLERS REPRESENT AND WARRANT THAT THE MATERIALS ARE THE SAME MATERIALS SELLERS HAVE USED AND RELIED UPON IN THEIR OPERATION OF THE PROPERTIES, BUT MAKE NO OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AS TO THE COMPLETENESS, CONTENT OR ACCURACY OF SUCH DELIVERED MATERIALS.
13.    Conditions Precedent to Closing.
(a)    Except as otherwise provided under this Agreement, Buyer shall not be obligated to close under this Agreement unless each of the following conditions shall be satisfied or waived by Buyer on or prior to the Closing Date:
(i)    Accuracy of Representations. The representations and warranties made by Sellers in this Agreement shall be true and correct in all material respects as of the Closing Date; and
(ii)    Title. Title to the Properties shall be in the condition required pursuant to Section 5 above.
(iii)    No Seller Default. Sellers shall not be in default under this Agreement, in any material respect, and except for a default under Section 14(a) below, Buyer shall give Sellers written notice of any such default, and Sellers shall have up to five (5) days to cure such default (and the Closing Date shall be postponed for the duration of the cure period).

(iv)    No Litigation. There shall have been no update or supplement to Exhibit “G”, identifying any additional action, suit, litigation, or proceeding pending against any Seller or against any portion of the Property that has not been bonded off or otherwise removed as an incumbrance of title, that would be binding on Buyer and/or portion of the Property following Closing.
To the extent the conditions set forth in clauses (i) and (ii) above are not satisfied on or before the Closing Date, and Buyer has not otherwise waived any such unsatisfied condition, Buyer may elect to (X) extend the Closing Date as needed to provide Seller with the time to satisfy such unsatisfied condition, or (Y) terminate this Agreement in its entirety by delivery of notice of termination to Seller, whereupon the Deposit shall be immediately returned to Buyer, provided Buyer is not otherwise in default of this Agreement.
(b)    Sellers shall not be obligated to close under this Agreement unless each of the following conditions shall be satisfied or waived by Sellers on or prior to the Closing Date:
(i)    Accuracy of Representations. The representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects as of the Closing Date; and
(ii)    No Buyer Default. Buyer shall not be in default hereunder in any material respect, and except for a default under Section 14(b) below, Sellers shall give Buyer written notice of any such default, and Buyer shall have up to five (5) days to cure such default (and the Closing Date shall be postponed for the duration of the cure period).
To the extent the conditions set forth in clauses (i) or (ii) above are not satisfied on or before the Closing Date, and Seller has not waived any such unsatisfied condition, Sellers may terminate this Agreement in its entirety by delivery of notice of termination to Buyer, whereupon the Deposit shall be immediately paid to Seller.
14.    Deliveries at Closing.
(a)    Sellers’ Deliveries. On the Closing Date, each Seller shall deliver to Buyer or, at Buyer’s direction, to the Title Company, the following:
(i)    Special Warranty Deed. A Special Warranty Deed in the form attached hereto as Exhibit “I” for a Virginia Property and a Maryland Property (the “Deed”) with respect to Seller’s Premises.
(ii)    Bill of Sale. A bill of sale with respect to the Seller’s Personal Property, if any, in substantially the form attached hereto as Exhibit “J” (the “Bill of Sale”).
(iii)    General Assignment and Assumption Agreement. An assignment and assumption of services agreements, warranties and leases with respect to the Seller’s Existing Leases and Existing Agreements in substantially the form of Exhibit “K” hereto (the “General Assignment and Assumption Agreement”).

(iv)    Owner’s Affidavit. An owner’s affidavit and indemnity in the form attached hereto as Exhibit “Q”.
(v)    Authority Documents. If required by the Title Company, evidence of required limited liability company authority and an incumbency certificate to evidence the capacity of the signatory for Seller.
(vi)    FIRPTA Certification. An affidavit in the form attached hereto as Exhibit “L” with respect to compliance with the Foreign Investment in Real Property Tax Act (Internal Revenue Code Sec. 1445, as amended, and the regulations issued thereunder, referred to hereafter as “FIRPTA”).
(vii)    Tenant Notices. Written notice from Seller to each tenant of the Seller’s Premises under the Existing Leases in substantially the form attached hereto as Exhibit “M”.
(viii)    Keys. Access to the Keytrak system for the Premises and, to the extent in Seller’s possession or the possession of Seller’s property manager, any other keys, codes and other security devices (including, without limitation, any physical portions of the Keytrak system, such as key boxes) for the Seller’s Premises, including keys for each apartment unit, mailbox and similarly controlled portion of the Property, provided however, as of the Closing Date, Sellers shall provide to Buyer an inventory of all keys from the Keytrak system and to the extent any keys are missing and not locatable, Sellers shall provide Buyer with a credit in the amount of Fifty Dollars ($50.00) per key.
(ix)    Books and Records. To the extent in Seller’s possession or the possession of Seller’s property manager, copies of all books and records reasonably required for the orderly transition of operation of the Seller’s Premises including computer files (except for IBS software and related access programs), elevator certificates and certificates of occupancy, but excluding any proprietary, confidential, or financial records of Seller not related to the Seller’s Property, provided that in all events Seller shall provide copies of such materials made available to Buyer during the Inspection Period.
(x)    Original Documents. To the extent in Seller’s possession or the possession of Seller’s property manager originals, or, if unavailable, copies certified, to Seller’s knowledge, to be true, correct and complete in all material respects, of all Existing Leases and the Existing Agreements and, to the extent in Seller’s possession or the possession of Seller’s property manager, permits, licenses and other agreements and approvals relating to the maintenance and operation of the Premises, provided that in all events Seller shall provide copies of materials made available to Buyer during the Inspection Period.
(xi)    Closing Statement. A settlement statement (the “Closing Statement”), mutually acceptable to Buyer and Seller, prepared in accordance with the terms of this Agreement.
(xii)    Termination of Management Agreement. A termination of the current property management agreement in substantially the form attached hereto as Exhibit “N”.

(xiii)    Updated Rent Roll.  An updated Rent Roll and a delinquency report for Seller’s Property which shall be certified as true and correct by Seller within three (3) Business Days of the Closing Date.
(xiv)    Other Documents. Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement.
Location at the Seller’s Premises on the date of Closing of any of the materials referred to in clauses (viii), (ix) and (xiii) of this subsection (a) shall be deemed delivery to Buyer.
(b)    Buyer’s Deliveries. On the Closing Date, Buyer will deliver to Seller or, at Seller’s direction, to the Title Company, the following:
(i)    General Assignment and Assumption Agreement. The General Assignment and Assumption Agreement.
(ii)    Authority Documents. An authorizing resolution and an incumbency certificate, and such other documents as may be reasonably necessary to evidence the authority and capacity of Buyer and the authority of the signatory for Buyer.
(iii)    Purchase Price. The balance of the Purchase Price adjusted in accordance with Section 7 hereof payable at Closing and written authorization (i) to the Escrow Agent to transfer the Deposit to the Title Company and (ii) to the Title Company to release the Deposit to, or as directed by, Sellers.
(iv)    Closing Statement.  A Closing Statement for each Property, mutually acceptable to Buyer and the applicable Seller, prepared in accordance with this Agreement.
(v)    Other Documents.  Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement.
15.    Default.
(a)    Buyer Default. If Buyer defaults under this Agreement on the Closing Date by failing to complete Closing in accordance with the terms of this Agreement (and, if such default occurs prior to the Closing Date, it continues until the earlier of (i) ten (10) days after Buyer’s receipt of written notice thereof, or (ii) the Closing Date), then the Deposit shall immediately be paid to Sellers by the Escrow Agent or the Title Company (as applicable), and the Deposit shall be retained by Sellers as liquidated damages and not as a penalty. The retention of the Deposit shall be Sellers’ sole and exclusive remedy in the event of Buyer’s default at or prior to the Closing Date, and except as set forth in the remainder of this Section 15(a) Sellers, in such event, hereby waive any right, unless Closing is completed, to recover the balance of the Purchase Price. Sellers and Buyer agree that the actual damages to Sellers in the event of such breach are impractical to ascertain as of the date of this Agreement and the amount of the Deposit is a reasonable estimate thereof. Upon payment of the Deposit to Sellers as liquidated damages, this Agreement shall (except as herein otherwise expressly provided) be and become null and void and all copies will be surrendered to Sellers. Nothing contained in this Section 15(a) shall be deemed to limit Sellers’ rights against Buyer by reason of the indemnity obligations of Buyer to Sellers set forth in this Agreement which shall survive the termination of this Agreement.
(b)    Seller Default. The term “Permitted Event” shall mean the occurrence of the following on the Closing Date: Buyer shall be ready, willing and able to complete Closing in accordance with this Agreement; and Sellers, notwithstanding the foregoing, shall have defaulted in its obligation to complete Closing in accordance with this Agreement. Buyer agrees that Buyer shall not (and hereby waives any right to) ever file or assert any lis pendens against the Premises and Buyer further agrees that it shall not (and hereby waives any right to), except upon the occurrence of the Permitted Event, commence or maintain any action against Sellers for specific performance under this Agreement or for a declaratory judgment as to Buyer’s rights under this Agreement. If the only reason the sale of any Premises is not consummated is because of a default under this Agreement on the part of Sellers and Buyer is not in default under this Agreement and is otherwise ready, willing and able to close, Buyer, as its sole and exclusive remedy, may either (i) terminate this Agreement in its entirety by delivery of notice of termination to Sellers, whereupon the Deposit shall be immediately returned to Buyer and Buyer may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct, actual and documented out-of-pocket expenses and costs in connection with this transaction, which damages shall not exceed $250,000.00 in the aggregate, or (ii) continue this Agreement pending Buyer’s action for specific performance hereunder provided appropriate proceedings have been commenced by Buyer within sixty (60) days after the Closing Date and prosecuted with diligence and continuity; provided, however, if specific performance is not available to Buyer solely because of a conveyance, financing or other encumbrance of the Property by Seller in intentional and willful violation of this Agreement that results in the inability of Seller to consummate the transaction required by this Agreement in accordance with its terms (each, an “Affirmative Act”), then Buyer shall have the right to pursue actual damages against Seller as allowed under applicable law (but not consequential, special or punitive damages). Buyer may seek specific performance of Seller’s obligation to close on the sale of the Property pursuant to this Agreement or damages against Seller due to an Affirmative Act only if, as a condition precedent to initiating such litigation for specific performance or damages, Buyer shall (x) not otherwise be in default under this Agreement and (y) file suit therefor with the court on or before the ninetieth (90th) day after the Closing Date. If Buyer fails to file an action for specific performance or damages due to an Affirmative Act within ninety (90) days after the Closing Date, then Buyer shall be deemed to have elected to terminate the Agreement in accordance with subsection (i) above. Buyer agrees that it shall promptly deliver to Seller an assignment of all of Buyer’s right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the first sentence of this Section, provided, however, that Buyer shall have no obligation to provide Sellers with copies of any market or feasibility studies or similar work product or financial analyses or any materials that are privileged, confidential, proprietary or attorney work product, and any materials provided shall be provided by Buyer to Sellers without any representation or warranty whatsoever as to accuracy, completeness or a Seller’s ability to use or rely upon the same. Nothing contained in this Section 15(b) shall be deemed to limit Buyer’s rights against Sellers by reason of the indemnity obligations of Sellers to Buyer set forth in this Agreement which shall survive the termination of this Agreement.

16.    Notices; Computation of Periods.
(a)    Notices. All notices given by any party to the others shall be in writing and shall be sent either (i) by United States Postal Service registered or certified mail, postage prepaid, return receipt requested, or (ii) by prepaid nationally recognized overnight courier service for next Business Day delivery, addressed to the other party at the following addresses listed below or (iii) via e-mail to the addresses listed below; provided, however, that if such communication is given via e-mail, an original counterpart of such communication shall concurrently be sent in the manner specified in subsection (ii) above. Addresses and facsimile numbers of the parties are as follows:
As to Sellers:
c/o Ballard Spahr LLP
300 East Lombard Street, 18th Floor
Baltimore, Maryland 21202
Attn:    Thomas A. Hauser, Esq.
Email: Hauser@ballardpspahr.com

As to Buyer:
c/o Washington Real Estate Investment Trust
1775 Eye Street, NW, Suite 1000
Washington, DC 20006
Attention:     Andrew Leahy,
Vice President, Investments
Email: aleahy@washreit.com

With copies at the same time to:

c/o Washington Real Estate Investment Trust
1775 Eye Street, NW, Suite 1000
Washington, DC 20006
Attention: Taryn Fielder, Esquire, General Counsel
Email: tfielder@washreit.com

and to:

Venable LLP
600 Massachusetts Avenue, NW
Washington, DC 20001
Attention: Jennifer J. Bruton, Esquire
Email: jjbruton@venable.com

or to such other address as the respective parties may hereafter designate by notice in writing in the manner specified above. Any notice may be given on behalf of any party by its counsel. Notices given in the manner aforesaid shall be deemed sufficiently served or given for all purposes under this Agreement upon the earliest of (i) actual receipt (including receipt via e-mail, but only if an original of such e-mail is promptly sent by overnight courier as provided above) or refusal by the addressee, or (ii) three (3) Business Days following the date such notices, demands or requests shall be deposited in any Post Office, or branch Post Office regularly maintained by the United States Government, or (iii) one (1) Business Day after delivered to the overnight courier service, as the case may be.
(b)    Computation of Periods. If the final day of any period of time in any provision of this Agreement falls upon a Saturday, Sunday or a holiday observed by federally insured banks in the Commonwealth of Virginia, State of Maryland or by the United States Postal Service (any of the foregoing, a “Holiday”), then, the time of such period shall be extended to the next day which is not a Saturday, Sunday or Holiday. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period is so computed is to be included, unless such last day is a Saturday, Sunday or Holiday in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or Holiday. A “Business Day” shall be any day that is not a Saturday, Sunday or Holiday.
17.    Fire or Other Casualty.
(a)    Casualty Insurance. Each Seller agrees to maintain in effect until the Closing Date the fire and extended coverage insurance policies now in effect on the Seller’s Premises (or substitute policies in equal or greater amounts) consistent with the summary of insurance coverage provided to Buyer prior to the Effective Date.
(b)    Casualty Damage. If any portion of a Premises shall be damaged or destroyed by fire or other casualty between the date of this Agreement and the Closing Date, Sellers shall promptly give written notice thereof to Buyer. Subject to the right to terminate this Agreement in accordance with subsection (c) below, the obligation of Buyer to complete Closing under this Agreement shall in no way be voided or impaired by reason thereof, and Buyer shall be required to accept the Premises and the Personal Property in their then damaged condition without abatement of the Purchase Price (except as set forth in this Section 17(b)) or any claim against Sellers. In such case, the proceeds of all fire and extended coverage insurance policies attributable to such damage or destruction at the Premises or the Personal Property received by Sellers prior to the Closing Date and not used by Sellers for the protection or repairs to the Premises and the Personal Property (and Buyer hereby authorizes Seller to use the proceeds for such purposes) shall be disbursed by Sellers to Buyer at Closing and any reduction in such insurance proceeds on account of any applicable deductible shall be borne by Sellers via a reduction in the Purchase Price in the amount of such deductible. All unpaid claims under such insurance policies attributable to such damage or destruction at the Premises and Personal Property shall be assigned by Sellers to Buyer on the date of Closing. There shall be no reduction in the Purchase Price by reason of any such unpaid claim.
(c)    Right of Termination. Notwithstanding any of the preceding provisions of this Section 17, if substantial damage (as hereinafter defined) shall occur to the buildings on a Premises by fire or other casualty prior to the Closing Date, Buyer shall have the right to terminate this Agreement but solely as it relates to the specific Premises substantially damaged by fire or other casualty by written notice to Sellers. If Buyer desires to terminate this Agreement as it relates to such Premises pursuant to this subsection (c), Buyer must give a written notice of termination to Seller within five (5) Business Days after Seller’s notice to Buyer of the occurrence of the casualty, such Seller’s notice to include a written report from the independent third party real estate professional referenced below detailing the extent of the damage caused by the casualty. Upon such termination of this Agreement as it relates to such Premises, the Deposit allocated to such Premises in accordance with Section 3(a) above shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder with respect to such Premises (except the indemnity and other obligations of Buyer to Sellers set forth in this Agreement which shall survive the termination of this Agreement as it relates to such Premises). The term “substantial damage” shall mean such damage that would cost, in the judgment of an independent third-party real estate professional retained by the subject Seller and reasonably approved by Buyer, at least Twenty-Three Million Fifty-Eight Thousand Five Hundred Dollars ($23,058,500) to repair, or uninsured or underinsured damage in an amount in excess of Twenty-Three Million Fifty-Eight Thousand Five Hundred Dollars ($23,058,500). If Buyer does not give timely notice of a termination, Buyer’s obligations hereunder shall remain in effect notwithstanding such casualty and Buyer shall remain obligated to consummate the purchase in accordance with the terms of this Agreement, including, without limitation, subsection (b) above.
18.    Condemnation.
(a)    Notice. Each Seller shall provide to Buyer immediate notice in the event that such Seller shall become aware of any of any condemnation proceedings instituted or threatened in writing by any governmental entity having jurisdiction with respect to all or any portion of the Property prior to Closing.
(b)    Immaterial Taking. If any part of any Premises shall be taken by exercise of the power of eminent domain after the date of this Agreement that does not materially interfere with the use of the Premises for the purposes for which it is currently used, this Agreement shall continue in full force and effect and there shall be no abatement of the Purchase Price. However, the applicable Seller shall be relieved of its duty to convey title to the portion of the parcel so taken, but such Seller shall, on the Closing Date, assign to Buyer all rights and claims to any awards arising therefrom as well as any money theretofore received by such Seller on account thereof, net of any expenses actually incurred by such Seller, including attorney’s fees of collecting the same. Sellers shall promptly furnish Buyer with a copy of the declaration of taking property after Sellers’ receipt thereof.
(c)    Material Taking. If any taking of a portion of the Premises materially interferes with the use of a Premises for the purposes for which it is currently used, Buyer may terminate this Agreement but solely as it relates to the specific Premises subject to a material taking, by written notice to Sellers within five (5) Business Days of Sellers notice to Buyer of such a taking. Upon the giving of such termination notice by Buyer, the Deposit allocated to such Premises in accordance with Section 3(a) above shall be returned to Buyer and this Agreement shall become null and void as it relates to such Premises, except for the indemnity and other obligations of Buyer to Sellers set forth in this Agreement which will survive termination of this Agreement as it relates to such Premises. If Buyer does not timely give notice of termination, Buyer’s obligations hereunder shall remain in effect notwithstanding such condemnation and Buyer shall remain obligated to consummate the purchase in accordance with the terms of this Agreement.
19.    Assignability.
(a)    Permitted Assignments. Buyer shall have the right, after notice to Seller and not later than five (5) business days prior to the Closing Date, to assign Buyer’s right, title and interest in and to this Agreement in whole but not in part to an entity wholly owned by Buyer that (i) satisfies the representations under Sections 11 (d), (e), (f) and (g) hereunder (as if such entity were Buyer, mutatis mutandis) and (ii) completes, in the same manner as Buyer, the due diligence forms previously provided by Buyer to Seller in connection with this Agreement (as if such entity were Buyer, mutatis mutandis), and in which Buyer is the managing member or operations manager, pursuant to an agreement whereby any such assignee accepts such assignment and assumes all of Buyer’s obligations under this Agreement; and provided, further, that no such assignment and assumption shall relieve Buyer of its obligations hereunder.
(b)    Assignments Prohibited. Except as provided above in Section 19(a) and in Section 29, Buyer may not assign or suffer an assignment of this Agreement and or its rights under this Agreement, without the prior written consent of Sellers, which consent Sellers may deny in their sole and absolute discretion. Any assignment made without such prior written consent shall be deemed voidable and a default by Buyer of the terms of this Agreement, entitling Sellers to terminate this Agreement.
(c)    Prohibited Assignments. Notwithstanding the foregoing provisions of subsection (a), Buyer shall have no right, under any circumstances, to assign this Agreement to any person, or to any entity which is a “foreign person”, “foreign corporation”, “foreign partnership”, “foreign trust” or “foreign estate” (each as defined by FIRPTA) or has as a direct or indirect owner or partial owner a person with a criminal record, currently under a criminal indictment, or who is not of good moral character.
(d)    Successors and Assigns. Subject to the foregoing limitations, this Agreement shall extend to, and shall bind, the respective heirs, executors, personal representatives, successors and assigns of Sellers and Buyer.

20.    Inspections/Inspection Period.
(a)    Right to Inspect. Buyer, and Buyer’s agents and representatives, at Buyer’s sole cost and expense, shall have the right, from time to time, prior to the Closing Date or the earlier termination of this Agreement, during normal business hours, to enter upon the Premises for the purpose of conducting inspections of the Premises, testing of machinery and equipment, taking of measurements, making of surveys and generally for the reasonable ascertainment of matters relating to the Premises; provided, however, that Buyer shall (i) give Sellers reasonable prior written notice of the time and place of such entry, in order to permit a representative of Seller to accompany Buyer; (ii) use best efforts not to interfere with the operations of the Premises or any tenant thereof; (iii) restore any damage to the Premises caused by such actions; (iv) indemnify, defend and save Sellers and, as the case may be, their partners, trustees, shareholders, directors, members, officers, employees and agents harmless of and from any and all claims and/or liabilities which Sellers and their partners, trustees, shareholders, directors, members, officers, employees and agents may suffer or be subject by reason of or in any manner relating to such entry and such activities, including, without limitation, any claims by tenants and/or invitees of the Premises; (v) not enter into any tenant’s leased premises or communicate with any tenant unless Sellers give Buyer written consent to do so (which consent can be withheld at Sellers’ sole option) and Buyer is accompanied, at Sellers’ election, by Sellers or Sellers’ agent in each instance; (vi) prior to entry onto the Premises, furnish Seller with a certificate of general liability and property damage insurance maintained by Buyer for each Premises, with single occurrence coverage of at least $1,000,000 (and aggregate coverage of $2,000,000) and naming the applicable Seller and its property manager as additional insureds; and (vii) not conduct any environmental investigations or testing other than a standard “Phase I” investigation, unless Buyer provides notice to Sellers that further investigations are required by Buyer’s consultants, provided such further investigation shall be at no cost to Sellers and shall not extend the date for Closing. All inspection rights under this subsection (a) shall be subject to the rights of tenants under the Existing Leases. To facilitate Buyer’s evaluation, Sellers shall give Buyer, and its counsel, accountants, and representatives, upon request for specific materials, reasonable access to the environmental and engineering reports, books, records, documents and information (other than internal memoranda, appraisals and documents and/or information covered by the attorney-client privilege) in the possession of Sellers or Sellers’ current property manager with respect to ownership, construction and operation of the Premises. Sellers shall not be deemed to be in default provided Sellers use reasonable commercial efforts to furnish such materials.
(b)    Materials. Prior to the Effective Date Sellers have provided to Buyer an updated title commitment, a property condition report, a current ALTA survey and a current Phase I environmental report with respect to each of the Properties (collectively, the “Materials”). Sellers agree to reasonably cooperate with Buyer to facilitate Buyer’s use of and reliance upon such reports, including, without limitation, facilitating Buyer’s obtaining reliance letters, updates and recertifications of such Materials to or for the benefit of Buyer and the Title Company. Sellers shall be responsible for any costs and expenses related to obtaining the Materials (subject to reimbursement pursuant to Section 7(d) hereof); provided, however, Buyer shall be responsible for any costs and expenses related to obtaining reliance letters, updates and recertifications of such Materials.
(c)    No Liens Permitted. Nothing contained in this Agreement shall be deemed or construed in any way as constituting the consent or request of Sellers, express or implied by inference or otherwise, to any party for the performance of any labor or the furnishing of any materials to the Premises or any part thereof, nor as giving Buyer any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any liens against the Premises or any part thereof. Buyer agrees to promptly cause the removal of, and indemnify, defend and hold Sellers harmless with respect to, any mechanic’s or similar lien filed against the Premises or any part thereof by any party performing any labor or services at the Premises or supplying any materials to the Premises at Buyer’s request.
(d)    Buyer’s Right of Termination. Buyer shall have the right to terminate this Agreement, for any reason whatsoever or for no reason (“Termination Notice”) until the expiration of the Inspection Period. Upon giving the Termination Notice, this Agreement shall immediately terminate (except for the indemnity or other obligations of Buyer to Sellers under this Agreement which shall survive termination of this Agreement), and Sellers shall direct Escrow Agent to pay the Deposit to Buyer. Return of the Deposit to Buyer is Buyer’s sole and exclusive remedy. Except as may otherwise be expressly provided in this Agreement, Buyer shall be deemed to have consented to every fact, item and condition relating to the Property (including, without limitation, all encumbrances and other title exceptions contained in the Buyer’s Title Commitments and all matters set forth in or illustrated by Buyer’s Surveys) if a Termination Notice is not delivered by Buyer prior to the expiration of the Inspection Period. Buyer’s failure to deliver the Termination Notice prior to the expiration of the Inspection Period shall be deemed a waiver of Buyer’s right to terminate this Agreement under this Section 20 or by reason of the physical condition of the Property (except as provided in Sections 17 and 18 of this Agreement) or any other matter whatsoever relating to the Property.
(e)    Survival. The provisions of this Section 20 shall survive termination of this Agreement and or the Closing and delivery of the Deeds.
21.    Brokers. Sellers and Buyer each represents and warrants to the other that it has dealt with no broker or other intermediary in connection with this transaction other than CBRE (the “Disclosed Broker”). Seller shall be solely responsible for paying any commission due to Disclosed Broker. If any broker or other intermediary other than the Disclosed Broker claims to be entitled to a fee or commission by reason of having dealt with Sellers or Buyer in connection with this transaction, or having introduced the Premises to Buyer for sale, or having been the inducing cause to the sale, the party with whom such broker claims to have dealt shall indemnify, defend and save harmless the other party of and from any claim for commission or compensation by such broker or other intermediary. The provisions of this Section 21 shall survive the termination of this Agreement and or the Closing and delivery of the Deeds.
22.    CONDITION OF PREMISES.
(a)    NO WARRANTIES. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLERS SET FORTH IN SECTION 10 HEREOF AND IN ANY DOCUMENT DELIVERED AT CLOSING, BUYER UNDERSTANDS AND AGREES THAT NO SELLER IS MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY

WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLERS’ LIMITED OR SPECIAL WARRANTY OF TITLE TO BE SET FORTH IN THE APPLICABLE DEED), ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS, THE ABSENCE OR PRESENCE OF HAZARDOUS MATERIALS OR OTHER TOXIC SUBSTANCES (INCLUDING WITHOUT LIMITATION MOLD OR ANY MOLD CONDITION), COMPLIANCE WITH ENVIRONMENTAL LAWS OR THE AMERICANS WITH DISABILITIES ACT, THE FAIR HOUSING ACT, THE REHABILITATION ACT OR OTHER FEDERAL LAWS OR ANY APPLICABLE STATE, REGIONAL, COUNTY, MUNICIPAL OR OTHER LOCAL LAWS, REGULATIONS AND ORDINANCES GOVERNING ACCESS TO HANDICAPPED OR DISABLED PERSONS OR THE CONSTRUCTION OR DESIGN OF RESIDENTIAL DWELLING UNITS, PLACES OF PUBLIC ACCOMMODATION, PUBLIC AREAS, OR COMMON AREAS WHICH ARE AT OR ON THE PROPERTY (COLLECTIVELY, “ACCESS LAWS”), THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLERS TO BUYER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLERS SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, UNLESS TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLERS ARE NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLERS, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLERS, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT.
BUYER REPRESENTS TO EACH SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS MATERIALS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY (INCLUDING WITHOUT LIMITATION ANY MOLD OR MOLD CONDITION), OR WITH RESPECT TO ACCESS LAWS, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF ANY SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, DESIGN, CONSTRUCTION DEFECTS,

ADVERSE PHYSICAL OR ENVIRONMENTAL CONDITIONS, OR NONCOMPLIANCE WITH ACCESS LAWS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS, AND BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLERS (AND SELLERS AND THEIR PARTNERS’ RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT OR UNDER ANY ENVIRONMENTAL LAW), LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES (WHETHER BASED ON STRICT LIABILITY OR OTHERWISE), COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLERS (AND SELLERS AND THEIR PARTNERS’ RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS OR ACCESS LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. THE FOREGOING SHALL NOT BE INTERPRETED TO WAIVE ANY CLAIM OF BUYER WITH RESPECT TO ANY BREACH BY ANY SELLER OF ANY EXPRESS REPRESENTATIONS AND WARRANTIES MADE BY SUCH SELLER IN SECTION 10 OR ANY DOCUMENTS DELIVERED AT CLOSING. THIS SECTION SHALL SURVIVE CLOSING AND DELIVERY OF THE DEED, AND SHALL BE DEEMED INCORPORATED BY REFERENCE AND MADE A PART OF ALL DOCUMENTS DELIVERED BY SELLERS TO BUYER IN CONNECTION WITH THE SALE OF THE PROPERTY.
(b)    CHANGE OF CONDITIONS. SUBJECT TO EACH SELLER’S OBLIGATIONS UNDER SUBSECTION (d) BELOW, BUYER SHALL ACCEPT THE PROPERTY AT THE TIME OF CLOSING IN THE SAME CONDITION AS THE SAME IS AS OF THE DATE OF THIS AGREEMENT, AS SUCH CONDITION SHALL HAVE CHANGED BY REASON OF ORDINARY WEAR AND TEAR AND NATURAL DETERIORATION AND, SUBJECT TO SECTIONS 17 AND 18 HEREOF, CONDEMNATION OR DAMAGE BY FIRE OR OTHER CASUALTY. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER SPECIFICALLY ACKNOWLEDGES THE FACT THAT ANY PORTION OF THE PROPERTY OR ANY EQUIPMENT OR MACHINERY THEREIN OR ANY PART THEREOF MAY NOT BE IN WORKING ORDER OR CONDITION AT THE CLOSING DATE BY REASON OF ORDINARY WEAR AND TEAR AND NATURAL DETERIORATION OR DAMAGE BY FIRE OR OTHER CASUALTY, OR BY REASON OF ITS PRESENT CONDITION, SHALL NOT RELIEVE BUYER OF ITS OBLIGATION TO COMPLETE CLOSING UNDER THIS AGREEMENT AND PAY THE FULL PURCHASE PRICE. EXCEPT AS PROVIDED IN SUBSECTION (d) BELOW, AND SUBJECT TO SECTIONS 17 AND 18 HEREOF, NO SELLER HAS ANY OBLIGATION TO MAKE REPAIRS OR REPLACEMENTS REQUIRED BY REASON OF ORDINARY WEAR AND TEAR AND NATURAL DETERIORATION OR CONDEMNATION OR FIRE OR OTHER CASUALTY, BUT MAY, AT ITS OPTION AND ITS COST (INCLUDING THE USE OF INSURANCE PROCEEDS AS HEREIN PROVIDED), MAKE ANY SUCH REPAIRS AND REPLACEMENTS PRIOR TO THE CLOSING DATE.

(c)    Condition of Delivery. Sellers have no obligation to deliver the Premises in a “broom clean” condition, and at Closing, Sellers may leave in the Property all items of personal property and equipment, partitions and debris as are now presently therein and as would accumulate in the normal course of operating and maintaining the Property.
(d)    Seller Repairs. Between the Effective Date and the Closing Date, each Seller shall continue to manage and operate such Seller’s Premises in substantially the same manner as Seller has operated such Premises prior to the date hereof and shall perform all customary ordinary repairs to Seller’s Property as Seller has customarily previously performed to maintain them in substantially the same condition as they are as of the Effective Date of this Agreement, as said condition shall be changed by ordinary wear and tear, damage by fire or other casualty, or vandalism. Notwithstanding the foregoing, no Seller shall have any obligation to make structural or extraordinary repairs or capital improvements to Seller’s Property between the date hereof and Closing. Nothing herein shall be a covenant or guaranty of economic performance of the Property.
(e)    RELEASE. WITHOUT LIMITING THE PROVISIONS OF SUBSECTION (a) ABOVE AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, BUYER, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH SELLER AND (AS THE CASE MAY BE) EACH SELLER’S OFFICERS, DIRECTORS, MEMBERS, SHAREHOLDERS, TRUSTEES, PARTNERS, EMPLOYEES, MANAGERS, AGENTS AND AFFILIATES FROM ANY AND ALL RIGHTS, CLAIMS, DEMANDS, CAUSES OF ACTIONS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS FEES AND DISBURSEMENTS WHETHER THE SUIT IS INSTITUTED OR NOT) WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR CONTINGENT (HEREINAFTER COLLECTIVELY CALLED THE “CLAIMS”), WHICH BUYER HAS OR MAY HAVE IN THE FUTURE, ARISING FROM OR RELATING TO (i) ANY DEFECTS (PATENT OR LATENT), ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION OF THE PREMISES WHETHER THE SAME ARE THE RESULT OF NEGLIGENCE OR OTHERWISE, OR (ii) ANY OTHER CONDITIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL AND OTHER PHYSICAL CONDITIONS, AFFECTING THE PREMISES WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, ANY CLAIM FOR INDEMNIFICATION OR CONTRIBUTION ARISING UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT (42 U.S.C. SECTION 9601, ET SEQ.) OR ANY OTHER FEDERAL, STATE OR LOCAL STATUTE, RULE OR ORDINANCE RELATING TO LIABILITY OF PROPERTY OWNERS FOR ENVIRONMENTAL MATTERS, OR MOLD WHETHER ARISING BASED ON EVENTS THAT OCCURRED BEFORE, DURING, OR AFTER EACH SELLER’S PERIOD OF OWNERSHIP OF SUCH SELLER’S PROPERTY AND WHETHER BASED ON THEORIES OF INDEMNIFICATION, CONTRIBUTION OR OTHERWISE. THE RELEASE SET FORTH IN THIS SECTION SPECIFICALLY INCLUDES, WITHOUT LIMITATION, ANY CLAIMS UNDER ANY ENVIRONMENTAL LAWS OF THE UNITED STATES, THE STATE IN WHICH THE PREMISES IS LOCATED OR ANY POLITICAL SUBDIVISION THEREOF OR UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, ANY FAIR HOUSING LAWS, OR ANY OTHER ACCESS LAWS, AS ANY OF THOSE LAWS MAY BE AMENDED FROM TIME TO

TIME AND ANY REGULATIONS, ORDERS, RULES OF PROCEDURES OR GUIDELINES PROMULGATED IN CONNECTION WITH SUCH LAWS, REGARDLESS OF WHETHER THEY ARE IN EXISTENCE ON THE DATE OF THIS AGREEMENT. BUYER AGREES THAT SHOULD ANY INVESTIGATION, CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS (INCLUDING WITHOUT LIMITATION ANY MOLD OR MOLD CONDITION) ON OR RELATED TO THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SELLERS SHALL HAVE NO LIABILITY TO BUYER TO PERFORM OR PAY FOR SUCH INVESTIGATION, CLEAN-UP, REMOVAL OR REMEDIATION, AND BUYER EXPRESSLY WAIVES AND RELEASES ANY CLAIM TO THE CONTRARY. BUYER FURTHER AGREES THAT SHOULD ANY INVESTIGATION OR CURATIVE ACTION ON OR RELATED TO THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING UNDER ANY ACCESS LAWS, SELLERS SHALL HAVE NO LIABILITY TO BUYER TO PERFORM OR PAY FOR SUCH INVESTIGATION OR CURATIVE ACTION AND BUYER EXPRESSLY WAIVES AND RELEASES ANY CLAIM TO THE CONTRARY. BUYER ACKNOWLEDGES THAT BUYER HAS BEEN REPRESENTED BY INDEPENDENT AND COMPETENT LEGAL COUNSEL OF BUYER’S SELECTION AND BUYER IS GRANTING THIS RELEASE FREELY, VOLUNTARILY AND OF ITS OWN VOLITION AND AFTER CONSULTATION WITH SUCH BUYER’S COUNSEL. THE RELEASE SET FORTH HEREIN DOES NOT APPLY TO THE REPRESENTATIONS OF SELLERS EXPRESSLY SET FORTH IN THIS AGREEMENT, ANY INDEMNITY OR WARRANTY EXPRESSLY MADE BY SELLERS IN ANY DOCUMENT DELIVERED BY SELLERS AT CLOSING THAT EXPRESSLY SURVIVES CLOSING, OR ANY LIABILITIES TO ANY PARTIES OTHER THAN BUYER, ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS. BUYER HEREBY SPECIFICALLY ACKNOWLEDGES THAT BUYER HAS CAREFULLY REVIEWED THIS SUBSECTION AND DISCUSSED ITS IMPORT WITH ITS LEGAL COUNSEL AND THAT THE PROVISIONS OF THIS SUBSECTION ARE A MATERIAL PART OF THIS AGREEMENT. THIS SECTION SHALL SURVIVE CLOSING AND DELIVERY OF THE DEEDS, AND SHALL BE DEEMED INCORPORATED BY REFERENCE AND MADE A PART OF ALL DOCUMENTS DELIVERED BY SELLERS TO BUYER IN CONNECTION WITH THE SALE OF THE PROPERTY. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IN THE EVENT THAT ANY THIRD PARTY SHALL BRING A CLAIM OR ACTION AGAINST EITHER PARTY WITH RESPECT TO ANY MATTER ARISING OR ALLEGED TO HAVE ARISEN DURING SUCH PARTY’S PERIOD OF OWNERSHIP, THEN SUCH PARTY SHALL HAVE THE RIGHT TO IMPLEAD AND JOIN THE OTHER PARTY (AND IF THE OTHER PARTY IS SELLER, THEN THE APPLICABLE SELLER) IN AND/OR SEEK CONTRIBUTION AND INDEMNITY FROM SUCH PARTY WITH RESPECT TO SUCH THIRD PARTY CLAIM.
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Buyer
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Seller
(f)    Seller Reports.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 10(a) HEREOF, SELLERS MAKE NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR

COMPLETENESS OF ANY MATERIALS, DATA OR INFORMATION DELIVERED BY SELLERS TO BUYER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY. BUYER ACKNOWLEDGES AND AGREES THAT ALL MATERIALS, DATA AND INFORMATION DELIVERED BY SELLERS TO BUYER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY ARE PROVIDED TO BUYER AS A CONVENIENCE ONLY AND THAT ANY RELIANCE ON OR USE OF SUCH MATERIALS, DATA OR INFORMATION BY BUYER SHALL BE AT THE SOLE RISK OF BUYER, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES AND AGREES THAT (A) ANY ENVIRONMENTAL OR OTHER REPORT WITH RESPECT TO THE PROPERTY WHICH IS DELIVERED BY SELLERS TO BUYER SHALL BE FOR GENERAL INFORMATIONAL PURPOSES ONLY, (B) BUYER SHALL NOT HAVE ANY RIGHT TO RELY ON ANY SUCH REPORT DELIVERED BY SELLER TO BUYER, BUT RATHER WILL RELY ON ITS OWN INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AND ANY REPORTS COMMISSIONED BY BUYER WITH RESPECT THERETO, AND (C) NEITHER SELLERS, ANY AFFILIATE OF SELLERS NOR THE PERSON OR ENTITY WHICH PREPARED ANY SUCH REPORT DELIVERED BY SELLERS TO BUYER SHALL HAVE ANY LIABILITY TO BUYER FOR ANY INACCURACY IN OR OMISSION FROM ANY SUCH REPORT. BUYER AGREES TO PROMPTLY PROVIDE SELLERS (WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER AND WITHOUT ANY LIABILITY WITH RESPECT TO THE CONTENT THEREOF) WITH COPIES OF ALL ENGINEERING AND ENVIRONMENTAL REPORTS OBTAINED BY BUYER PURSUANT TO SECTION 20 HEREOF WITH RESPECT TO THE PREMISES AND/OR THE PERSONAL PROPERTY.
(g)    Effect of Disclaimers. Buyer acknowledges and agrees that the Purchase Price has been negotiated to take into account that each Property is being sold subject to the provisions of this Section 22 and that Sellers would have charged a higher purchase price if the provisions in this Section 22 were not agreed upon by Buyer.
23.    Acceptance and Survival.
(a)    Acceptance by Buyer of the Deeds at Closing shall constitute an acknowledgment by Buyer of full performance by Sellers of all of Sellers’ obligations under this Agreement, except for the obligations of Sellers which are expressly provided in this Agreement to survive Closing.
(b)    Survival. The representations and warranties of Sellers set forth in Section 10, as updated by Sellers’ Closing Statement, shall survive Closing for a period of nine (9) months after Closing (the “Survival Period”). No claim for a breach of any representation or warranty of Sellers shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Buyer prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate Twenty-Five Thousand Dollars ($25,000.00) or more, in which event the full amount of such valid claims shall be actionable, up to but not exceeding the amount of the Cap (as defined below), and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Buyer to Sellers prior to the expiration of said nine (9) month period, Buyer shall have given to Sellers an opportunity to cure any such breach or default within a reasonable period of time after such notice but Seller shall have failed to cure the same within such time period, and an action shall have been commenced by Buyer against Sellers within one (1) year after Closing. Sellers shall not be liable to Buyer to the extent Buyer’s claim is satisfied from any insurance policy, Existing Agreement or Existing Lease. As used herein, the term “Cap” shall mean the total aggregate amount of Nine Million Two Hundred Twenty-Three Thousand Four Hundred Dollars ($9,223,400.00). In no event shall Sellers’ aggregate liability to Buyer under this Agreement, including for any and all breaches of any representation or warranty of Sellers in this Agreement or Sellers’ Closing Statement, exceed the amount of the Cap, and Buyer hereby waives and disclaims any right to damages or compensation for any and all such breaches in excess of the Cap.
24.    Miscellaneous.
(a)    Captions or Headings: Interpretation. The captions or headings of the sections and subsections of this Agreement are for convenience only, and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement. Wherever in this Agreement the singular number is used, the same shall include the plural and vice versa and the masculine gender shall include the feminine gender and vice versa as the context shall require.
(b)    Amendments and Waivers. No change, alteration, amendment, modification or waiver of any of the terms or provisions of this Agreement shall be valid, unless the same shall be in writing and signed by Buyer and Sellers.
(c)    Counterparts. This Agreement may be executed by facsimile or PDF signature and in multiple counterparts each of which shall be deemed an original but together shall constitute one agreement.
(d)    Applicable Law. This Agreement shall be governed and construed according to the laws of the Commonwealth of Virginia.
(e)    Right to Waive Conditions or Contingency. Either party may waive any of the terms and conditions of this Agreement made for its benefit provided such waiver is in writing and signed by the party waiving such term or condition.
(f)    Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable, at any time or to any extent, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, unless such invalidity or unenforceability materially frustrates the intent of the parties as set forth herein. Each term, covenant, condition and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
(g)    Confidentiality.
a.Buyer agrees to treat all information received with respect to the Property, whether such information is obtained from Sellers or from Buyer’s own due diligence investigations, in a confidential manner. Buyer shall not disclose any such information to any third parties without Seller’s prior written consent, other than such disclosure to Buyer’s counsel, consultants, accountants, advisers, investors and lenders as may be required in connection with the transactions contemplated hereby (such disclosure to be made expressly subject to this confidentiality requirement) or as required by law. Sellers and Buyer agree to keep this Agreement confidential and not make any public announcements or disclosures with respect to the subject matter of this Agreement prior to Closing without the written consent of the other party. In addition to the foregoing, at no time, whether before or after Closing, shall Buyer issue any press release or other similar communication relating to the Buyer’s purchase and sale of the Properties, or any other subject matter of this Agreement, or disclose the identity of any of Sellers’ partners, investors or other direct or indirect equity interest holders without the express prior written consent of Sellers. This Section 24(g) supersedes any and all existing confidentiality agreements or obligations of Buyer with respect to Sellers and the Property and, in the event of any conflict between the terms of this Section 24(g) and any existing confidentiality agreements executed by Buyer in connection with the Sellers or the Property, the terms of this Section 24(g) shall control.
(I)Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall restrict Buyer, Sellers and their affiliates from (1) making at any time, such filings and/or disclosures relating to this Agreement or the transactions contemplated hereby (including the filing of this Agreement) as are required by applicable law (including applicable securities laws, rules and regulations) or applicable stock exchange rule, or  (2) issuing press releases from and after such filings and/or disclosures relating to this Agreement or the transactions contemplated thereby, provided that (i) Buyer shall provide Sellers with reasonable advance notice of any such filings and/or disclosures, or press releases relating to this Agreement or the transactions contemplated hereby, (ii) without the express prior written consent of Sellers, no such filings and/or disclosures, or press release shall include the name or identity of any partner, member, equity owner, officer or director of any Seller or the words “The Point”, “Panco” or “Pantzer”; provided, however, that Buyer shall have the right to file, and Sellers hereby consent to the filing of, this Agreement with the SEC (without redaction), to the extent required by applicable law.

(h)    Agreement Not To Be Recorded. This Agreement shall not be filed of record by or on behalf of Buyer in any office or place of public record. If Buyer fails to comply with the terms hereof by recording or attempting to record this Agreement or a notice thereof, such act shall not operate to bind or cloud the title to the Premises. Sellers shall, nevertheless, have the right forthwith to institute appropriate legal proceedings to have the same removed from record. If Buyer or any agent, broker or counsel acting for Buyer shall cause or permit this Agreement or a copy thereof to be filed in an office or place of public record, Sellers, at its option, and in addition to Sellers’ other rights and remedies, may treat such act as a material default of this Agreement on the part of Buyer. However, the filing of this Agreement in any lawsuit or other proceedings in which such document is relevant or material shall not be deemed to be a violation of this subsection.

25.    Sophistication of the Parties. Each party hereto hereby acknowledges and agrees that it has consulted competent legal counsel in connection with the negotiation of this Agreement and that it has bargaining power equal to that of the other parties hereto in connection with the negotiation and execution of this Agreement. Accordingly, the parties hereto agree the rule of contract construction to the effect that an agreement shall be construed against the draftsman shall have no application in the construction or interpretation of this Agreement.
26.    Limited Liability. Prior to the Closing Date, the obligations of Sellers under this Agreement or directly or indirectly arising out of this Agreement shall be limited solely to each Seller’s interest in the applicable Seller’s Premises and Personal Property, and neither Buyer nor anyone else claiming by or through Buyer shall have any claim against any other asset of Sellers or any partner, officer or employee of Sellers or partner of any Seller.
27.    Enforcement. If either party hereto fails to perform any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.
28.    Waiver of Trial by Jury.
SELLERS AND BUYER EACH IRREVOCABLY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY IN CONNECTION WITH THIS AGREEMENT. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY SELLER AND BUYER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY
29.    Tax Deferred Exchange.
(a)    If Sellers advise Buyer of their intention to seek to effect one or more tax-deferred exchanges (an “Exchange”) under Section 1031 of the Code, as amended, and the Treasury Regulations, revenue procedures and other guidance promulgated thereunder (the “Exchange Rules”), Buyer agrees to accommodate Sellers in seeking to effect an Exchange, subject to and in accordance with Section 29(c) below. Buyer agrees to cooperate with Sellers and a qualified intermediary of Sellers’ choice with respect to such Exchange and agrees to execute all documentation reasonably necessary to effectuate such Exchange, at no cost or liability to Buyer. Buyer makes no warranty whatsoever with respect to the qualification of the transaction for tax deferred exchange treatment under Section 1031 and Buyer shall have no responsibility, obligation or liability with respect to the tax consequences to Sellers.
(b)    The Sellers acknowledge and agree that the Buyer may engage in one or more deferred or reverse Exchanges utilizing a qualified intermediary of Buyer’s choice (the “Buyer Qualified Intermediary”) or an exchange accommodator titleholder (“EAT”) pursuant to the Exchange Rules. Notwithstanding any provision herein to the contrary, in the event Buyer elects to engage in one or more deferred or reverse like-kind Exchanges, the Sellers agree to consent to the assignment of Buyer’s rights under this Agreement to the Buyer Qualified Intermediary or EAT in order to facilitate such deferred or reverse like-kind Exchanges. Sellers further agree to execute any and all documents reasonably necessary to consummate the purposes of this Section 29. In the event Buyer engages an EAT for an Exchange, Sellers agree to transfer legal title to each individual Property for which Buyer desires to engage in an Exchange to one or more EATs (or subsidiaries of EATs) pursuant to the same form of instruments of transfer contemplated under this Agreement for transfer of legal title to Buyer. If Buyer elects to use the Buyer Qualified Intermediary or EAT in connection with an Exchange, then at the Closing the Sellers shall direct the Title Company to credit the Deposit against the Purchase Price on behalf of the EAT or the Buyer Qualified Intermediary.
(c)    In furtherance of the foregoing, the Sellers and the Buyer agree: (i) the Closing shall not be delayed or affected by reason of an Exchange, nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to the exchanging party’s obligations under this Agreement; (ii) no party shall be required to take an assignment of the agreement for the relinquished or replacement property or be required to acquire or hold title to any real property for purposes of consummating an Exchange desired by the other party; (iii) the exchanging party shall pay any additional costs that would not otherwise have been incurred by the non-exchanging party had the exchanging party not consummated the transaction through an Exchange; and (iv) the exchanging party agrees to indemnify and hold harmless the other party from and against all actual damages incurred by the other party arising from any tax deferred Exchange conducted by the exchanging party. Neither party shall by this Agreement or acquiescence to an Exchange desired by the other party have its rights under this Agreement affected or diminished in any manner or be responsible for compliance with or be deemed to have warranted to the exchanging party that its Exchange in fact complies with Section 1031 of the Code, provided that each party shall reasonably cooperate with the other party in furtherance of an Exchange of the exchanging party. The provisions of this Section 29 shall survive Closing.
30.    Access to Records After Closing.
(a)    Buyer shall reasonably cooperate with Sellers for a period of eighteen (18) months following the Closing Date to make available to Sellers and their affiliates, Buyer’s employees and Property records, as Sellers may reasonably request, in case of any Seller’s need in response to any legal requirement, tax audit, tax return preparation, securities law filing, contractual obligation or litigation threatened or brought against Sellers, by allowing Sellers, their affiliates and their agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by such party), at all reasonable times to examine and make copies of any and all instruments, files and records which predate the Closing; provided, however, that nothing contained in this Section shall require Buyer to retain any files or records for any particular period of time. This Section 30 shall survive Closing and delivery of the Deeds.
(b)    Sellers shall, from time to time for a period of eighteen (18) months following the Closing Date, upon reasonable notice from Buyer, at the sole cost and expense of Buyer, provide Buyer and their respective auditors, attorneys, financial advisors, bankers and other consultants and advisors with access to the financial information through the Closing Date in Sellers’ possessions relating solely to the Property which is reasonably necessary in the opinion of Buyer’s outside third party accountants (the “Buyer’s Accountant”) to enable Buyer and Buyer’s Accountant to timely prepare, and where applicable, audit, financial statements for fiscal year 2018 and 2019 through the Closing Date in compliance with any and all requirements of (i) Rules 3-12 and 3-14 of Regulation S-X of the Securities and Exchange Commission (the “SEC”), or if required by the SEC, Rule 3-05 of Regulation S-X of the SEC, (ii) any other applicable law, rule or regulation, including other SEC or New York Stock Exchange rules or regulations, and (iii) any registration statement, report or disclosure statement filed or reported with the SEC by, or on behalf of, Buyer or its parent. Additionally, Sellers shall cooperate in a commercially reasonable manner in obtaining any and all such data and financial information (including, without limitation, data and information obtainable from Sellers’ management agent for the Property). Additionally, Sellers shall for a period of eighteen (18) months following the Closing Date, cooperate in a commercially reasonable manner with the efforts of Buyer and its affiliates to prepare audited financial statements for fiscal year 2018 and 2019 through the Closing Date, including footnotes to such audited financial statements and any required pro forma financial statements, including using commercially reasonable efforts to cause Sellers’ outside advisors to reasonably cooperate with Buyer, at Buyer’s written request and expense, in the preparation of Buyer’s filings with the SEC, including, without limitation, assisting with the audit and review of the historical financial statements related to the Property for the subject time period that must be included in any such filings and to be reasonably available, during ordinary business hours, to reasonably answer any commercial questions Buyer may have regarding such information. Sellers shall provide a management representations letter relating to the period prior to Closing covered by such financial statements in customary form, as required by Buyer’s Accountant, in connection with any such audit. Buyer shall use commercially reasonable efforts to minimize any interference with the operations of Sellers, their subsidiaries, their affiliates, Sellers’ management agent for the Property, and the Property in connection with the preparation of such financial statements. Any costs incurred by Sellers’ outside advisors in furtherance of this Section 30 shall be promptly paid by Buyer upon written demand by Sellers. Based on information available to Buyer as of the date of this Agreement, Buyer expects to file audited financial statements limited to those presenting the full fiscal year immediately prior to the Closing (e.g., calendar year 2018), together with the requisite 2019 interim financial periods and the requisite pro forma financial statements, and “Buyer’s Accountant” for purposes of this Section 31(b) shall be Ernst & Young LLP.
31.    Buyer’s Acknowledgment and Representation.  Buyer hereby acknowledges and represents to Sellers, as of the date hereof, that, to Buyer’s knowledge, Buyer has not found or currently knows of any misrepresentations or violations made by Sellers, in conjunction with Section 10 (“Sellers’ Representations”) or any other applicable section of said Contract. Buyer shall make a similar acknowledgment and representation as of Closing except as to matters discovered by Buyer prior to Closing. Any such matter shall be revealed to Sellers and if Buyer proceeds to close, Buyer shall waive any claim based thereon. “Buyer’s knowledge” or “to the knowledge of Buyer” and words of similar import shall refer solely to facts within the actual knowledge (without independent investigation or inquiry) of Andrew Leahy, the Vice President, Investments, of Buyer and the person directly responsible for supervising the Buyer’s due diligence, and shall not be construed to refer to the knowledge of any other employee, officer, director, shareholder or agent of Buyer or any affiliate of Buyer, and shall in no event be deemed to include imputed or constructive knowledge.
32.    Ownership of Trade Names and Marks.
(a)    Buyer hereby acknowledges and agrees that no right, title or interest in or to the claimed trade names and marks “Pantzer Properties”, “Panco”, “Panco Management” and any other trade name or service mark that includes the word “Point” or any other trade name or service mark (including any related logos) of Seller (hereinafter collectively referred to as the “Marks”) and all associated goodwill of the business symbolized by the Marks is being transferred to Buyer as part of this Agreement or the transactions contemplated hereby; and that, by this Agreement, Buyer shall acquire no ownership right, license or interest of any kind in or to the Marks, or any of them. Buyer further acknowledges and agrees that any use or attempt by Buyer to obtain registrations of the Marks, or any of them, in any manner in connection with the Property or otherwise, will result in immediate and irreparable injury to Seller and its affiliates, and that Seller and/or its affiliates shall be entitled to temporary, preliminary, and permanent injunctive relief against Buyer in the event of any such use of the Marks, or any of them, by Buyer, or in the event of any other violation by Buyer of this Section 32.
(b)    Sellers and Buyer shall cooperate with each other in connection with the prompt removal of all uses of the “Point” name and mark from the Property after Closing, including changes in signage, lease forms, marketing materials, websites and the like. Buyer agrees to attach a substantial, temporary sign over the existing “Point” or “Point at [name of Property]” logo on all sign(s) within forty-eight (48) hours after Closing so that the word “The Point” will not be visible. Buyer shall keep such temporary signage in place until Buyer installs permanent replacements of such signage, and Buyer shall install such permanent replacement signage on or before the date that is thirty (30) days after Closing. All other signage on the Property containing the “The Point” name or any of the Marks shall be promptly removed or replaced, but in any event, on or before the date that is thirty (30) days after Closing.
(c)    This Section 32 shall survive the Closing.
33.    Montgomery County ROFR.
(a)    The parties acknowledge that the “County Code Requirements” (hereinafter defined) regulate the sale of multi-family properties in Montgomery County, Maryland, and provide rights of first refusal (“ROFR” or “ROFRs”) in favor of the Montgomery County Department of Housing and Community Affairs (“DHCA”), the Montgomery County Housing Opportunities Commission (“HOC”) and any tenant organization located at The Point at Germantown Property or The Point at Watkins Mill Property, as applicable (each, a “ROFR Party” and, collectively, the “ROFR Parties”). On April 5, 2019, the Fox Run Seller and the Watkins Mill Seller shall (i) provide notice of this Agreement (with a copy to Buyer) to each tenant of their respective Property by first class mail and posting in public areas of their respective Property (each, a “Seller’s Tenant Notice”), and (ii) provide a ROFR (with a copy to Buyer) to each of DHCA and HOC. The ROFRs and Seller’s Tenant Notice shall comply in all material respects with the requirements of the County Code Requirements. The date upon which the ROFRs are received by DHCA and HOC is referred to herein as the “County Notice Date.” The date upon which the Fox Run Seller or the Watkins Mill Seller mails the Seller’s Tenant Notice to all tenants of its respective Property is referred to herein as the “Tenant Notice Date.” In the event that a tenant organization with respect to The Point at Germantown Property or The Point at Watkins Mill Property is certified by DHCA within forty-five (45) days of the Tenant Notice Date in accordance with the ROFR and if this Agreement with respect to The Point at Germantown Property or The Point at Watkins Mill Property, as applicable, the has not been terminated in accordance with the terms hereof, Seller shall deliver a ROFR (with a copy to Buyer) to such certified tenant organization within five (5) days of such certification.
(b)    In the event that (i) at any time before the sixtieth (60th) day following the County Notice Date, the Fox Run Seller or the Watkins Mill Seller, as applicable, receives notices from DHCA and HOC stating that DHCA and HOC elect to waive their respective ROFRs, or (ii) neither DHCA nor HOC has exercised its ROFR by the sixtieth (60th) day following the County Notice Date, then promptly thereafter, unless a tenant organization was timely formed and certified as provided in the County Code Requirements and provided that this Agreement has not been terminated with respect to The Point at Germantown Property or The Point at Watkins Mill Property, as applicable, in accordance with the terms hereof, the Fox Run Seller or the Watkins Mill Seller, as applicable, shall request in writing (with a copy to Buyer) that DHCA deliver to such Seller a certificate of compliance certifying that the County Code Requirements have been complied with and that no tenant organization has any further rights under the County Code Requirements (the “Certificate of Compliance”), which Certificate of Compliance shall be substantially in the form attached hereto as Exhibit “O” and otherwise in form reasonably sufficient to permit the Title Company to provide affirmative title insurance coverage to Buyer with respect to the ROFR. Such Seller shall use commercially reasonable efforts to obtain an executed copy, in recordable form, of the Certificate of Compliance. Such Seller shall notify Buyer promptly if any such officials indicate that any changes to the Certificate of Compliance will be required as a condition precedent to the execution thereof by DHCA. Such Seller shall deliver to the Title Company and Buyer a copy of any such Certificate of Compliance promptly, but in any event within two (2) Business Days, following Seller’s receipt thereof. In the event a copy of the Certificate of Compliance executed by DHCA is not delivered to the Title Company and Buyer on or before October 30, 2019, then Buyer shall have the option to terminate this Agreement but only as it relates to The Point at Germantown Property or The Point at Watkins Mill Property, as applicable, upon written notice to Sellers, in which event this Agreement shall be null and void, but only as it relates to The Point at Germantown Property or The Point at Watkins Mill Property, as applicable, and neither party shall have any further rights or obligations under this Agreement with respect to such Property, except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement, and except that Buyer shall have the right to the return of the Deposit allocated to such Property in accordance with Section 3(b). “County Code Requirements” means Chapter 11A, Chapter 11C and Chapter 53A of the Montgomery County Code, and any regulations promulgated in connection therewith. The “Montgomery County Condition” is defined as the satisfaction of the County Code Requirements, as evidenced by the issuance of the Certificate of Compliance by the DHCA, or such other reasonable evidence of compliance. If any of the ROFR Parties exercises its ROFR Seller shall promptly notify

Buyer (but in any event within five (5) Business Days), and each of Buyer and Sellers shall have the right to terminate this Agreement but only as it relates to The Point at Germantown Property or The Point at Watkins Mill Property, as applicable, upon written notice to the other party, in which event this Agreement shall be null and void and neither party shall have any further rights or obligations under this Agreement, except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement, and except that Buyer shall have the right to the return of the Deposit allocated to such Property in accordance with Section 3(b).
(c)    The Fox Run Seller and the Watkins Mill Seller shall promptly (but in any event within five (5) Business Days after receipt or delivery, as applicable) provide Buyer and the Title Company, as applicable, with copies of all correspondence and notices received from or delivered to the ROFR Parties in connection with the County Code Requirements. In no event shall Seller grant any concessions (including, without limitation, extensions of time, rebates or free rent), except to the extent required in accordance with the County Code Requirements discussed herein, and then only after prior written notice to Buyer, in connection with satisfaction of the Montgomery County Condition.
(d)    In accordance with the applicable law in Montgomery County, Maryland, Seller hereby makes the disclosures set forth on Exhibit “P”.

[Signature on following page]

IN WITNESS WHEREOF, the parties hereto, intending legally to be bound hereby, have executed this Agreement as of the date first above written.
SELLERS:

MAGAZINE BARTON’S CROSSING LP,
a Delaware limited partnership

By:	Barton’s Crossing GP, LLC,
a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

MAGAZINE CARLYLE STATION LP,
a Delaware limited partnership

By:	Carlyle Station GP, LLC,
a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

MAGAZINE GLEN LP,
a Delaware limited partnership

By:	Glen GP, LLC, a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

MAGAZINE FOX RUN LP,
a Delaware limited partnership

By:	Fox Run GP, LLC, a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

MAGAZINE LIONSGATE LP,
a Delaware limited partnership

By:	Lionsgate Mag GP, LLC,
a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

MAGAZINE VILLAGE AT MCNAIR FARMS LP,
a Delaware limited partnership

By:	Village at McNair Farms GP, LLC,
a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

MAGAZINE WATKINS STATION LP,
a Delaware limited partnership

By:	Watkins Station GP, LLC, a Delaware limited liability company, its General Partner

By:	___/s/ Robert Weiner_____________ Name: Robert Weiner Title: Authorized Party

[Signatures continue on next page]

WITNESS: _____________________________	BUYER: By: /s/ Paul T. McDermott______ Name: Paul T. McDermott Title: Chairman and Chief Executive Officer

EXHIBIT “A-1”
The Point at Alexandria Premises
Legal Description

EXHIBIT “A-2”
The Point at Bull Run Premises
Legal Description

EXHIBIT “A-3”
The Point at Germantown Premises
Legal Description

EXHIBIT “A-4”
The Point at Leesburg Premises
Legal Description

EXHIBIT “A-5”
The Point at Dulles Premises
Legal Description

EXHIBIT “A-6”
The Point at McNair Farms Premises
Legal Description

EXHIBIT “A-7”
The Point at Watkins Mill Premises
Legal Description

EXHIBIT “B-1”
The Point at Alexandria Property
Personal Property

EXHIBIT “B-2”
The Point at Bull Run Property
Personal Property

EXHIBIT “B-3”
The Point at Germantown Property
Personal Property

EXHIBIT “B-4”
The Point at Leesburg Property
Personal Property

EXHIBIT “B-5”
The Point at Dulles Property
Personal Property

EXHIBIT “B-6”
The Point at McNair Farms Property
Personal Property

EXHIBIT “B-7”
The Point at Watkins Mill Property
Personal Property

EXHIBIT “C”
Deposit Escrow Agreement
See attached.

C-1

DEPOSIT ESCROW AGREEMENT
THIS DEPOSIT ESCROW AGREEMENT is related to the AGREEMENT OF SALE (the “Agreement of Sale), dated as of April ___, 2019, among BARTON’S CROSSING LP, a Delaware limited partnership (“Barton’s Crossing Seller”), MAGAZINE CARLYLE STATION LP, a Delaware limited partnership (“Carlyle Station Seller”), MAGAZINE FOX RUN LP, a Delaware limited partnership (“Fox Run Seller”), MAGAZINE GLEN LP, a Delaware limited partnership (“Glen Seller”), MAGAZINE LIONSGATE LP, a Delaware limited partnership (“Lionsgate Seller”), MAGAZINE VILLAGE AT MCNAIR FARMS LP, a Delaware limited partnership (“McNair Farms Seller”), MAGAZINE WATKINS STATION LP, a Delaware Limited Partnership (“Watkins Station Seller”) (collectively, “Seller”), and _____________________________________________________________ (“Buyer”).
W I T N E S S E T H :
FIDELITY NATIONAL TITLE INSURANCE COMPANY (“Escrow Agent”) hereby agrees to hold the Deposit (as defined in the Agreement of Sale) in escrow subject to the provisions of the Agreement of Sale. Escrow Agent is acting solely as stakeholder and depository, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness, or validity of the subject matter of the escrow, or for the identity or authority of any person executing or depositing it.
Buyer and Seller agree to jointly and severally indemnify, defend and hold harmless the Escrow Agent from and against any loss, cost, damage, expense and attorney’s fee (collectively called “Expenses”) in connection with or in any way arising out of this escrow, other than expenses resulting from the Escrow Agent’s own gross negligence or willful misconduct.
The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other document Escrow Agent in good faith believes to be genuine and what it purports to be.
The Escrow Agent may, at its own expense, consult with legal counsel in the event of any dispute or questions as to the construction of any provisions hereof or its duties hereunder, and it shall be fully protected in acting in accordance with the opinion or instructions of such counsel.
In the event of a dispute between Buyer and Seller resulting in adverse claims and demands being made for the deposit, the Escrow Agent may continue to hold the Deposit pursuant to terms hereof, or may dispose of the Initial Deposit and the Second Deposit by depositing the same with the clerk of a court of competent jurisdiction or in accordance with a court order, and Escrow Agent shall be fully protected if it so deposits them. Costs incurred by Escrow Agent in connection therewith shall be incurred by the non-prevailing party.
Escrow Agent shall not be liable or responsible for, has no liability in the event of failure, insolvency, or inability of the depositary to pay said funds for any failure, refusal or inability of the depository into which the Deposit is deposited to pay the Deposit at Escrow Agent’s direction, or for levies by taxing authorities based upon the taxpayer identification number used to establish this interest bearing account. Escrow Agent shall not be responsible for any interest except for such interest as is actually received (which interest received shall be added to and considered part of the Deposit), nor shall Escrow Agent be responsible for the loss of any interest arising from the closing of any account or the sale of any account prior to maturity.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

The Deposit shall be applied to the Purchase Price (as defined in the Agreement of Sale) or returned to Seller or Buyer only in strict accordance with the terms of the Agreement of Sale.
FIDELITY NATIONAL TITLE INSURANCE COMPANY

By
Name:
Title:

[Signature on following page]

Consented to this ______ day of April, 2019.

WITNESS: _____________________________	SELLER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

S-1

WITNESS: _____________________________	BUYER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

S-2

EXHIBIT “D”
Intentionally Omitted

E-1-1

EXHIBIT “E”
The Point at Alexandria Property
Existing Leases

See attached.

EXHIBIT “E”
The Point at Bull Run Property
Existing Leases

See attached.

EXHIBIT “E”
The Point at Germantown Property
Existing Leases

See attached.

EXHIBIT “E”
The Point at Leesburg Property
Existing Leases

See attached.

EXHIBIT “E”
The Point at Dulles Property
Existing Leases

See attached.

EXHIBIT “E”
The Point at McNair Farms Property
Existing Leases

See attached.

EXHIBIT “E”
The Point at Watkins Mill Property
Existing Leases

See attached.

EXHIBIT “E-1”
The Point at Alexandria Property
Tenant Defaults
See attached.

E-1-1

EXHIBIT “E-1”
The Point at Bull Run Property
Tenant Defaults
See attached.

E-1-2

EXHIBIT “E-1”
The Point at Germantown Property
Tenant Defaults
See attached.

E-1-3

EXHIBIT “E-1”
The Point a Leesburg Property
Tenant Defaults
See attached.

E-1-4

EXHIBIT “E-1”
The Point at Dulles Property
Tenant Defaults
See attached.

E-1-5

EXHIBIT “E-1”
The Point at McNair Farms Property
Tenant Defaults
See attached.

E-1-6

EXHIBIT “E-1”
The Point at Watkins Mill Property
Tenant Defaults
See attached.

E-1-7

EXHIBIT “E-2”
Units subject to any affordable housing requirement, restriction, covenant or agreement:

•	There are sixteen (16) affordable housing units at The Point at Dulles Property. There are no other affordable units on the Property.

E-2-1

EXHIBIT “F”
The Point at Alexandria Property
Existing Agreements
See attached.

EXHIBIT “F”
The Point at Bull Run Property
Existing Agreements
See attached.

EXHIBIT “F”
The Point at Germantown Property
Existing Agreements
See attached.

EXHIBIT “F”
The Point at Leesburg Property
Existing Agreements
See attached.

EXHIBIT “F”
The Point at Dulles Property
Existing Agreements
See attached.

EXHIBIT “F”
The Point at McNair Farms Property
Existing Agreements
See attached.

EXHIBIT “F”
The Point at Watkins Mill Property
Existing Agreements
See attached.

EXHIBIT “G”
The Point at Alexandria Property
Pending Litigation

EXHIBIT “G”
The Point at Bull Run Property
Pending Litigation

EXHIBIT “G”
The Point at Germantown Property
Pending Litigation

EXHIBIT “G”
The Point at Leesburg Property
Pending Litigation

EXHIBIT “G”
The Point at Dulles Property
Pending Litigation

EXHIBIT “G”
The Point at McNair Farms Property
Pending Litigation

EXHIBIT “G”
The Point at Watkins Mill Property
Pending Litigation

EXHIBIT “H”
The Point at Alexandria Property
Condemnation Exceptions

EXHIBIT “H”
The Point at Bull Run Property
Condemnation Exceptions

EXHIBIT “H”
The Point at Germantown Property
Condemnation Exceptions

EXHIBIT “H”
The Point at Leesburg Property
Condemnation Exceptions

EXHIBIT “H”
The Point at Dulles Property
Condemnation Exceptions

EXHIBIT “H”
The Point at McNair Farms Property
Condemnation Exceptions

EXHIBIT “H”
The Point at Watkins Mill Property
Condemnation Exceptions

EXHIBIT “I”
Form of Special Warranty Deed - Virginia

I-1

SPECIAL WARRANTY DEED

Prepared outside of the Commonwealth of Virginia
Tax Map Reference No. ___________

After recording, please mail to:

__________________________
__________________________
__________________________
__________________________

THIS SPECIAL WARRANTY DEED is made as of __________, 2019, between ___________, a Delaware limited partnership having an address at [____________________], as grantor for indexing purposes (the “Grantor”), to and in favor of [____________________], a [_________________], as grantee for indexing purposes (the “Grantee”).
W I T N E S S E T H:
For and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration paid in hand to Grantor by Grantee, the receipt and sufficiency of which is hereby acknowledged, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does grant, bargain, sell, and convey unto Grantee, to have and to hold in fee simple, the real property, as the same is legally and particularly described on Exhibit A attached hereto, and incorporated herein by this reference, together with all and singular the rights, benefits, privileges, easements, rights of way, tenements, hereditaments, appurtenances, and other interests on, in, or under, or in, on or under, any land, highway, alley, street or right of way abutting or adjoining such real property, and all buildings, structures, fixtures, facilities, and other improvements located on, under or above the herein described real property, subject to those matters set forth on Exhibit B attached hereto (to the extent such matters apply to such property).
AND GRANTOR covenants that it will warrant specially the property hereby conveyed.

[Signature on following page]

IN TESTIMONY WHEREOF, Grantor, on the day and year first hereinabove written, has caused these presents to be executed by its managing member.

WITNESS: _________________________________	SELLER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

EXHIBIT A to DEED
[Property Description]

EXHIBIT B to DEED
Permitted Exceptions

Form of Special Warranty Deed - Maryland

SPECIAL WARRANTY DEED
THIS SPECIAL WARRANTY DEED, made on _____________________, 2019 between _______________________________________, a Delaware limited partnership (“Grantor”), and ______________(“Grantee”),

WITNESSES THAT IN CONSIDERATION of Grantee’s payment to Grantor of $_______ (which is the actual consideration paid or to be paid for the within conveyance), and for other good and valuable consideration, the receipt and adequacy of which Grantor hereby acknowledges, Grantor hereby grants and conveys to Grantee and its successors and assigns, in fee simple, the parcel of land (“Land”) in Montgomery County, Maryland which is described in Exhibit A hereto, together with all improvements on the Land, all land lying outside the boundaries of the Land and within any public street or highway, and all rights, alleys, ways, waters, privileges, appurtenances and advantages belonging or appurtenant to the Land or improvements (all of which Land, improvements and appurtenances are referred to collectively herein as the “Property”),
TO HAVE AND TO HOLD the Property to the use and benefit of Grantee and its successors and assigns, in fee simple.
GRANTOR covenants that Grantor (a) will warrant specially the title hereby granted, subject to all documents and matters of record or (if not of record) of which Grantee has actual knowledge, and (b) will give all further assurances thereof which may be requisite.
IN WITNESS WHEREOF, Grantor has signed this Deed or caused it to be signed on its behalf by its authorized representatives, on the date first above written.
WITNESS:                    SELLER

by
Name:
Title:

STATE OF ______: COUNTY OF _____:

I CERTIFY that on ____________________, 2019, before me, a Notary Public for the state and county aforesaid, personally appeared ___________________________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing document, who acknowledged that he or she is _______________ of________________, a Delaware limited partnership, and has been duly authorized to sign, and has signed, that document on its behalf for the purposes set forth therein; and that the same is its act and deed. In witness whereof, I have set my hand and Notarial Seal on the date first above written.

My commission expires on ________.
Notary Public

I CERTIFY that this document was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.

_____________________

EXHIBIT A to DEED
[Property Description]

EXHIBIT B to DEED

EXHIBIT “J”
FORM BILL OF SALE FOR PERSONAL PROPERTY
_______________________, a Delaware limited partnership (“Seller”), in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to ______________________________, a _______________________ (“Buyer”), the following described personal property, to wit:
All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, if any, now owned by Seller and located in or on the real estate commonly known as “____________________”, having a street address of ________________________________, which real estate is legally described on Exhibit A attached hereto and made a part hereof, excepting therefrom those items listed on Schedule 1 attached hereto.
Title to the person property shall be subject only to those matters set forth on Exhibit B attached hereto (to the extent such matters apply to such property). Except for the foregoing warranty of title, this transfer is made without any other representation, warranty or guaranty by Seller of any kind whatsoever.

[Signature on following page]

J-1

IN WITNESS WHEREOF, Seller has cause this Bill of Sale for Personal Property to be signed and sealed in its name by its officers thereunto duly authorized this ____ day of ____________, 2019.

WITNESS: _________________________________	SELLER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

EXHIBIT “K”
FORM ASSIGNMENT AND ASSUMPTION OF SERVICES
AGREEMENTS, WARRANTIES AND LEASES
_____________________, a Delaware limited partnership (“Assignor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledges, has granted, sold, assigned, transferred, conveyed, and delivered and by these presents does grant, sell, assign, transfer, convey and deliver unto __________________, a _________________ (“Assignee”), all of Assignor’s rights, title, and interests in and to the following items arising or used in connection with the improved property situated on the land in the County of ________, Town of ________, _____________________ more particularly described on Exhibit A attached hereto and made a part hereof (hereinafter called the “Property”);
(a)    Any leases for space in the Property (the “Leases”), together with refundable security and other deposits owned or held by Assignor pursuant to the Leases, and any and all claims against tenants under the Leases for past due rents or otherwise, which Lease security deposits and claims are described on Exhibit B attached hereto.
(b)    The assignable service, maintenance, or management Agreements relating to the ownership and operation of the Property (the “Service Agreements”) attached hereto as Exhibit C; and
(c)    Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the “Warranties”).
Assignor and Assignee hereby covenant and agree as follows:

(i)
Assignee accepts the aforesaid assignment and Assignee assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants and undertakings upon the lessor’s part to be kept and performed under the Leases and any obligations of Assignor under the Service Agreements, from and after the date hereof.

(ii)
Neither this Assignment nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto. Except as otherwise specifically provided in that certain Agreement of Sale between, Assignor, et al, and Assignee dated April 2, 2019, Assignor has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to the Property, Leases, Service Agreements or Warranties.

K-1

[Signature on following page]

2    EXHIBIT K

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Service Agreements, Warranties and Leases effective as of the _____ day of ________________, 2019.

WITNESS: _________________________________	SELLER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

WITNESS: _____________________________	ASSIGNEE [BUYER]: [____________________________], a [_________________________] By: ________________________ Name: Title:

EXHIBIT “L”
FORM OF FIRPTA AFFIDAVIT
To inform __________________, a ________________ (“Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (collectively, the “Code”), will not be required for transfer to certain real property to Transferee by __________________, a ________________ (“Transferor”), the undersigned hereby certify the following on behalf of Transferor:
1.    Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);
2.    Transferor’s U.S. taxpayer identification number is [__________________];
3.    Transferor’s office address is:
__________________________
__________________________
Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.
Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.
Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

[Signature on following page]

L-1

Dated:    ___________, 2019

WITNESS: _________________________________	SELLER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

EXHIBIT “M”
FORM OF TENANT NOTICE

__________________________, 2019

___________________________
___________________________
___________________________

This is notify you that ___________________, a Delaware limited partnership (“Seller”), has sold its interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to __________________, a _______________ (“Buyer”).
You are further notified that any refundable security deposits or any prepaid rents under your lease have been transferred to Buyer.
Commencing as of _______________________ all rental payments under your lease shall be paid to Buyer or as Buyer shall direct. Please make your rent checks payable to Buyer at the above address.
Any written notices you desire or are required to make to the landlord under your lease should hereafter be sent to Buyer at the above address.

[Signature on following page]

M-1

Very truly yours,

[SELLER]

S-1

EXHIBIT “N”

TERMINATION OF MANAGEMENT AGREEMENT

See attached.

N-1

FORM TERMINATION OF MANAGEMENT AGREEMENT
THIS TERMINATION OF MANAGEMENT AGREEMENT is made effective as of the ____ day of ________, 2019 (the “Effective Date”), by and between ____________________, a Delaware limited partnership (“Owner”), and ___________________, a Delaware limited liability company (“Management Company”).
Background:
Owner is the owner of a certain apartment project located in _________ County, __________ known as ____________ (the “Property”). Management Company is the property manager of the Property pursuant to a Management Agreement dated (__________) (the “Management Agreement”). The parties desire to terminate the Management Agreement.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Management Company and Owner hereby terminate the Management Agreement effective as of the Effective Date.

[Signature on following page]

WITNESS the following signatures and seals:

WITNESS: _________________________________	SELLER: _____________________________________, a ______________________________ By: ________________________ Name: Title:

WITNESS: _____________________________	MANAGEMENT COMPANY: By: ________________________ Name: ___________________ Title: ___________________

EXHIBIT “O”

FORM CERTIFICATE OF COMPLIANCE

See attached.

O-1

FORM OF CERTIFICATE OF COMPLIANCE

This Certificate is made this _____ day of _________, 20__, by MONTGOMERY COUNTY, MARYLAND, a public body, corporate and politic, with a charter home rule form of local municipal government organized under the provisions of Article XI-A of the Maryland Constitution (hereinafter referred to as the “County”).

______________, a _______________ (the “Seller”) and ____________, a _______________(“Purchaser”) have entered into that certain Purchase Agreement dated as of _____________, 20__, as amended from time to time (the "Agreement") for the sale of a certain parcel of real estate located in Montgomery County, Maryland, as more particularly described in the legal description attached hereto as Exhibit A and incorporated by reference herein (the “Property”). It is hereby acknowledged that Purchaser may assign its rights under the Agreement prior to or in connection with closing on the purchase of the Property to one or more of Purchaser’s affiliates (hereinafter referred to collectively as a “Designated Assignee”); and such assignment shall not constitute a “sale” or “transfer” under Chapter 11A, and/or Chapter 11C and/or Chapter 53A of the Montgomery County Code (the “Code”). Purchaser shall notify the County of any assignment to a Designated Assignee.

The County, acting through the Montgomery County Department of Housing and Community Affairs (“DHCA”), on behalf of the County, DHCA and the County’s designated housing agency, the Housing Opportunities Commission of Montgomery County, Maryland (“HOC”), certifies that the provisions of Chapters 11A, 11C and 53A of the Code have been complied with and satisfied with respect to the above-described sale and transfer of the Property to Purchaser or its Designated Assignee. The County, acting through DHCA, on behalf of itself, DHCA and HOC, also certifies that no “tenant organization” has any rights under the Code with respect to the above-described sale and transfer of the Property to Purchaser or its Designated Assignee.

This Certificate is to be recorded among the Land Records of Montgomery County, Maryland. Notice as to the recordation date and the liber and folio numbers for this Certificate will be provided to DHCA.

MONTGOMERY COUNTY, MARYLAND
Department of Housing and Community Affairs
____________________________________
By:    Clarence J. Snuggs

Title:	Director, Montgomery County Department of Housing and Community Affairs

Date:    ________________, 20__

EXHIBIT “P”

MONTGOMERY COUNTY DISCLOSURES

The following disclosures are made pursuant to applicable law in Montgomery County, Maryland, with respect to that portion of the property to be sold pursuant to the Agreement which is located therein:

1.General/Master Plan and Municipal Land Use Plan. Purchaser acknowledges that Purchaser is aware that the applicable plan or general plan for Montgomery County is available at the Maryland-National Capital Park and Planning Commission and that at no time did Seller explain to Purchaser the intent or meaning of such a plan nor did Purchaser rely on any representations made by Seller pertaining to the applicable matter plan or general plan.

2.    Review of Master Plan and Municipal Land Use Plan. By signing the Agreement, Purchaser hereby acknowledges: (A) Seller has offered Purchaser the opportunity to review the applicable master plan and municipal land use plan and any adopted amendment (including maps showing planned land uses, roads and highways, and the location and nature of proposed parks and other public facilities affecting the property contained in the plan); (B) Seller has informed Purchaser that amendments affecting the plan may be pending before the planning board or the county council or a municipal planning body; (C) (1) Purchaser has reviewed each plan and adopted amendment; or (2) Purchaser has waived the right to review each plan and adopted amendment; and (D) Purchaser understands that, to stay informed of future changes in county and municipal land use plans, the Purchaser should consult the planning board and the appropriate municipal planning body.

PURCHASER:

By: _____________________________
Name: _______________________
Title: _______________________

3.    Notice and Disclosure of Availability of Sewage Disposal System in Designated Areas. Purchaser hereby acknowledges that, prior to entering into the Agreement, Seller, or Seller’s duly authorized agent, provided the information in Section 4 of this Exhibit I, as known to Seller or such agent. If an individual sewage disposal system has been or is to be installed upon the property to be sold pursuant to the Agreement, and if the property to be sold pursuant to the Agreement is located in a subdivision, and if Purchaser received a copy of the subdivision record plat, Purchaser indicates that Purchaser has reviewed the said record plat, including any provisions thereon with regard to areas restricted for the initial and reserve well locations and the individual sewer disposal systems, and the restrictions regarding the location of buildings to be served by any individual sewage disposal system.

4.    Notice and Disclosure of Additional Information Relating to the Sewage Disposal System in Designated Areas. By signing the Agreement, Purchaser hereby acknowledges: Seller has disclosed to Purchaser to the extent Seller knows (A) whether the property to be sold pursuant to the Agreement is connected to, or has been approved for connection to, a public water and sewer system; or, (B) (1) if the property to be sold pursuant to the Agreement is not connected to a public water and sewer system, the source, if any, of potable water for the property, and (2) whether an individual sewage disposal system has been constructed on the property to be sold pursuant to the Agreement or approved or disapproved for construction; and (C) (1) the water and sewer service area category or categories that currently apply to the property, and a brief explanation of how each category affects the availability of water and sewer service, (2) any recommendations in the applicable master plan regarding water and sewer service to the property to be sold pursuant to the Agreement, and (3) the status of any pending water and sewer comprehensive plan amendments or service area category changes that would apply to the property to be sold pursuant to the Agreement; or that Seller has informed Purchaser that Seller does not know the foregoing information; and Purchaser understands that, to stay informed of future changes in County and municipal water and sewer plans, Purchaser should consult the County Planning Board, the Washington Suburban Sanitary Commission, the County Department of Environmental Protection, or any appropriate municipal planning or water and sewer body.

            PURCHASER:

By: _____________________________
Name: _______________________
Title: _______________________

6.    Location of Airport or Heliport within Five-mile Radius of Property. Purchaser acknowledges that Seller or an agent of Seller has advised Purchaser of the relative location of any airport or heliport existing within a five-mile radius of the property to be sold pursuant to the Agreement.

7.    Location in Special Protection Area. By signing the Agreement, Purchaser hereby acknowledges that Seller has disclosed whether the property to be sold pursuant to the Agreement is located in an area designated as a special protection area under Section 19-62 of the Montgomery County Code, and Purchaser understands that special water quality measures and certain restrictions on land uses and impervious surfaces may apply to the property to be sold pursuant to the Agreement.

            PURCHASER:

By: _____________________________
Name: _______________________
Title: _______________________

8.    Disclosure of Historic Designation. By signing the Agreement, Purchaser hereby acknowledges that Seller has disclosed (A) whether the property to be sold pursuant to the Agreement has been designated a historic site in the master plan for historic preservation; (B) is located in an area designated as a historic district in that plan; or (C) is listed as a historic resource on the Montgomery County locational atlas of historic sites; and Purchaser understands that special restrictions on land uses and physical changes may apply to the property to be sold pursuant to the Agreement; and that Purchaser may obtain more information about these restrictions from the staff of the Montgomery County Historic Preservation Commission.

            PURCHASER:

By: _____________________________
Name: _______________________
Title: _______________________

9.    Assessments for Transportation Related Facilities. By signing the Agreement, Purchaser hereby acknowledges that Seller has disclosed the estimated or actual costs, if known, of any deferred costs attributable to the improvement or construction of any transportation-related facility, for which the purchaser shall become liable pursuant to an agreement with Montgomery County. Seller herewith informs Purchaser that Seller has no actual knowledge of the existence of deferred charges attributable to transportation-related facilities and the Purchaser assumes liability for any such charges.

            PURCHASER:

By: _____________________________
Name: _______________________
Title: _______________________

EXHIBIT “Q”

FORM OF OWNER’S AFFIDAVIT